               [LETTERHEAD OF SALISBURY & RYAN LLP APPEARS HERE]


                                March 24, 1998



VIA FEDERAL EXPRESS
-------------------
Mr. Terry V. Hallcom
President
Tower Air, Inc.
Hangar No. 17
JFK International Airport
Jamaica, New York 11430


Dear Terry:

     Enclosed please find the following documents, which constitute a complete set of the financing documents on the Funding Enterprises transaction;

     (1)  $2.0 million subordinated promissory note;
     (2)  $2.0 million unsubordinated promissory note;
     (3)  $2.0 million unsubordinated promissory note;
     (4)  Warrant No. 1 for 200,000 warrants issued to you;
     (5)  Warrant No. 2 for 100,000 warrants issued to VBG;
     (6) Warrant No. 3 for 300,000 warrants issued to Althea Limited Partnership (Stratton's company):
     (7)  Warrant No. 4 issued to Mr. Nachtomi for 600,000 warrants:
     (8)  Operating Agreement with Funding Enterprises.

     Please send me original signed notes, the original signed Warrants for VBG and Althea and signed copies of the remainder of the documents.

     If you have any questions, please contact me.


                              Sincerely,

                              /s/ Patrick P. Salisbury
                                  Patrick P. Salisbury

PPS/gek

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS, AND CANNOT BE TRANSFERRED EXCEPT UPON SUCH REGISTRATION UNLESS, IN THE OPINION OF THE OBLIGOR'S COUNSEL OR OTHER COUNSEL REASONABLY ACCEPTABLE TO OBLIGOR, EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE.

     THIS NOTE IS SUBJECT TO A SUBORDINATION AGREEMENT, DATED AS OF FEBRUARY __, 1998 AMONG HELLER FINANCIAL, INC., A DELAWARE CORPORATION, TOWER AIR, INC., A DELAWARE CORPORATION AND FUNDING ENTERPRISES LLC, A DELAWARE LIMITED LIABILITY COMPANY. THIS NOTE IS SUBORDINATED IN RIGHT AND TIME OF PAYMENT TO THE PRIOR INDEFEASIBLE PAYMENT IN FULL IN CASH OF ALL SENIOR DEBT (AS DEFINED THEREIN) IN ACCORDANCE WITH THE TERMS OF SUCH SUBORDINATION AGREEMENT AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE TERMS AND PROVISIONS OF SUCH SUBORDINATION AGREEMENT.


                    UNSECURED SUBORDINATED PROMISSORY NOTE
                    --------------------------------------

$2,000,000.00                          New York, New York
                                       as of February 6, 1998


       FOR VALUE RECEIVED, TOWER AIR, INC., a Delaware corporation (the "Obligor"), DOES HEREBY PROMISE TO PAY to the order of FUNDING ENTERPRISES LLC (the "Lender") in lawful money of the United States of America in immediately available funds, the principal amount of TWO MILLION AND NO\100 DOLLARS ($2,000,000.00) on July 1, 1998, and to pay interest on the unpaid principal amount outstanding hereunder, in like money, at the rate of 12% per annum, such interest to be paid on July 1, 1998 provided, however, that in the event this
Note is not paid in full on such date for any reason, interest shall accrue thereafter at a rate of 15% per annum, payable on demand of the Lender, until such date as this Note has been paid in full.

       The Obligor and any and all sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon severally waive grace, demand, presentment for payment, protest, notice of any kind (including, but not limited to, notice of dishonor, notice of protest, notice of intention to accelerate, notice of acceleration) and diligence in collecting and bringing suit against any party hereto, and agree to the extent permitted by applicable law (i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Note, (iii) to the release of any party primarily or secondarily liable hereon, and (iv) that it will not be necessary for any holder of this Note, in order to enforce payment of this Note against any surety, guarantor or endorser, to first institute or exhaust such holder's remedies against any security for this Note. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

       If the Obligor shall (i) make a general assignment for the benefit of creditors; (ii) be adjudicated a bankrupt or insolvent; (iii) file a voluntary petition in bankruptcy; (iv) take advantage of any bankruptcy or insolvency law or statute of the United States of America or any state or jurisdiction thereof now or hereafter in effect; (v) have a petition or proceeding filed against the Obligor under any bankruptcy or insolvency law or statute of the United States of America or any state or jurisdiction thereof; (vi) have a receiver, trustee, custodian, conservator or other person appointed by any court to take charge of the Obligor's affairs, assets or business; (vii) sell or otherwise dispose of substantially all of its assets or merge or consolidate with any other business organization except where Obligor is the surviving entity of such merger or consolidation; or (viii) terminate, dissolve, liquidate or wind up its business operation; then, and upon the happening of any such event, the Lender at Lender's option, by written notice to the Obligor, may declare the entire indebtedness then evidenced by this Note immediately due and payable, whereupon the same shall forthwith mature and become immediately due and payable without presentment, demand, protest or further notice.

       No consent or waiver by the Lender with respect to any action or failure to act by Obligor which, without such consent or waiver, would constitute a breach of any provision of this Note shall be valid and binding unless in writing and signed by the Lender. No such consent or waiver given by Lender on any one occasion shall be construed to constitute a consent or waiver by Lender on any subsequent occasion. No forbearance in the exercise of any right or remedy of Lender shall be construed as a waiver of such right or remedy.

       If any provision of the Note is invalid, illegal, or incapable of being enforced by reason of any rule of law or public policy, all other covenants and provisions of the Note shall nevertheless remain in full force and effect, and no covenant or provision shall be deemed dependent upon any other covenant or provision.

       This Note shall be binding upon and inure to the benefit of the Obligor and the Lender, and their respective successors and assigns.

       THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.


                                 TOWER AIR, INC.



                                 By:____________________________________
                                 Name:
                                 Title:

          THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS, AND CANNOT BE TRANSFERRED EXCEPT UPON SUCH REGISTRATION UNLESS, IN THE OPINION OF THE OBLIGOR'S COUNSEL OR OTHER COUNSEL REASONABLY ACCEPTABLE TO OBLIGOR, EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE.


                           UNSECURED PROMISSORY NOTE
                           -------------------------


$2,000,000.00                           New York, New York
                                        as of February 6, 1998


     FOR VALUE RECEIVED, TOWER AIR, INC., a Delaware corporation (the "Obligor"), DOES HEREBY PROMISE TO PAY to the order of FUNDING ENTERPRISES LLC (the "Lender") in lawful money of the United States of America in immediately available funds, the principal amount of TWO MILLION AND NO\100 DOLLARS ($2,000,000.00) on July 1, 1998, and to pay interest on the unpaid principal amount outstanding hereunder, in like money, at the rate of 12% per annum, such interest to be paid on July 1, 1998 provided, however, that in the event this
Note is not paid in full on such date for any reason, interest shall accrue thereafter at a rate of 15% per annum, payable on demand of the Lender, until such date as this Note has been paid in full.

     The Obligor and any and all sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon severally waive grace, demand, presentment for payment, protest, notice of any kind (including, but not limited to, notice of dishonor, notice of protest, notice of intention to accelerate, notice of acceleration) and diligence in collecting and bringing suit against any party hereto, and agree to the extent permitted by applicable law (i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Note, (iii) to the release of any party primarily or secondarily liable hereon, and (iv) that it will not be necessary for any holder of this Note, in order to enforce payment of this Note against any surety, guarantor or endorser, to first institute or exhaust such holder's remedies against any security for this Note. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

     If the Obligor shall (i) make a general assignment for the benefit of creditors; (ii) be adjudicated a bankrupt or insolvent; (iii) file a voluntary petition in bankruptcy; (iv) take advantage of any bankruptcy or insolvency law or statute of the United States of America or any state or jurisdiction thereof now or hereafter in effect; (v) have a petition or proceeding filed against the Obligor under any bankruptcy or insolvency law or statute of the United States of America or any state or jurisdiction thereof;
(vi) have a receiver, trustee, custodian, conservator or other person appointed by any court to take charge of the Obligor's affairs, assets or business; (vii) sell or otherwise dispose of substantially all of its assets or merge or consolidate with any other business organization except where Obligor is the surviving entity of such merger or consolidation; or (viii) terminate, dissolve, liquidate or wind up its business operation; then, and upon the happening of any such event, the Lender at Lender's option, by written notice to the Obligor, may declare the entire indebtedness then evidenced by this Note immediately due and payable, whereupon the same shall forthwith mature and become immediately due and payable without presentment, demand, protest or further notice.

     No consent or waiver by the Lender with respect to any action or failure to act by Obligor which, without such consent or waiver, would constitute a breach of any provision of this Note shall be valid and binding unless in writing and signed by the Lender. No such consent or waiver given by Lender on any one occasion shall be construed to constitute a consent or waiver by Lender on any subsequent occasion. No forbearance in the exercise of any right or remedy of Lender shall be construed as a waiver of such right or remedy.

     If any provision of the Note is invalid, illegal, or incapable of being enforced by reason of any rule of law or public policy, all other covenants and provisions of the Note shall nevertheless remain in full force and effect, and no covenant or provision shall be deemed dependent upon any other covenant or provision.

     This Note shall be binding upon and inure to the benefit of the Obligor and the Lender, and their respective successors and assigns.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

                                   TOWER AIR, INC.


                                   By:____________________________________
                                   Name:
                                   Title:

          THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS, AND CANNOT BE TRANSFERRED EXCEPT UPON SUCH REGISTRATION UNLESS, IN THE OPINION OF THE OBLIGOR'S COUNSEL OR OTHER COUNSEL REASONABLY ACCEPTABLE TO OBLIGOR, EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE.

                           UNSECURED PROMISSORY NOTE
                           -------------------------

$2,000,000.00                                     New York, New York
                                                  as of February 6, 1998


     FOR VALUE RECEIVED, TOWER AIR, INC., a Delaware corporation (the "Obligor"), DOES HEREBY PROMISE TO PAY to the order of FUNDING ENTERPRISES LLC (the "Lender") in lawful money of the United States of America in immediately available funds, the principal amount of TWO MILLION AND NO\100 DOLLARS ($2,000,000.00) on July 1, 1998, and to pay interest on the unpaid principal amount outstanding hereunder, in like money, at the rate of 12% per annum, such interest to be paid on July 1, 1998 provided, however, that in the event this
Note is not paid in full on such date for any reason, interest shall accrue thereafter at a rate of 15% per annum, payable on demand of the Lender, until such date as this Note has been paid in full.

     The Obligor and any and all sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon severally waive grace, demand, presentment for payment, protest, notice of any kind (including, but not limited to, notice of dishonor, notice of protest, notice of intention to accelerate, notice of acceleration) and diligence in collecting and bringing suit against any party hereto, and agree to the extent permitted by applicable law (i) to all extensions and partial payments, with or without notice, before or after maturity, (ii) to any substitution, exchange or release of any security now or hereafter given for this Note, (iii) to the release of any party primarily or secondarily liable hereon, and (iv) that it will not be necessary for any holder of this Note, in order to enforce payment of this Note against any surety, guarantor or endorser, to first institute or exhaust such holder's remedies against any security for this Note. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

     If the Obligor shall (i) make a general assignment for the benefit of creditors; (ii) be adjudicated a bankrupt or insolvent; (iii) file a voluntary petition in bankruptcy; (iv) take advantage of any bankruptcy or insolvency law or statute of the United States of America or any state or jurisdiction thereof now or hereafter in effect; (v) have a petition or proceeding filed against the Obligor under any bankruptcy or insolvency law or statute of the United States of America or any state or jurisdiction thereof;
(vi) have a receiver, trustee, custodian, conservator or other person appointed by any court to take charge of the Obligor's affairs, assets or business; (vii) sell or otherwise dispose of substantially all of its assets or merge or consolidate with any other business organization except where Obligor is the surviving entity of such merger or consolidation; or (viii) terminate, dissolve, liquidate or wind up its business operation; then, and upon the happening of any such event, the Lender at Lenders option, by written notice to the Obligor, may declare the entire indebtedness then evidenced by this Note immediately due and payable, whereupon the same shall forthwith mature and become immediately due and payable without presentment, demand, protest or further notice.

     No consent or waiver by the Lender with respect to any action or failure to act by Obligor which, without such consent or waiver, would constitute a breach of any provision of this Note shall be valid and binding unless in writing and signed by the Lender. No such consent or waiver given by Lender on any one occasion shall be construed to constitute a consent or waiver by Lender on any subsequent occasion. No forbearance in the exercise of any right or remedy of Lender shall be construed as a waiver of such right or remedy.

     If any provision of the Note is invalid, illegal, or incapable of being enforced by reason of any rule of law or public policy, all other covenants and provisions of the Note shall nevertheless remain in full force and effect, and no covenant or provision shall be deemed dependent upon any other covenant or provision.

     This Note shall be binding upon and inure to the benefit of the Obligor and the Lender, and their respective successors and assigns.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.


                              TOWER AIR, INC.



                              By:____________________________________
                              Name:
                              Title:

                                    WARRANT


                     TO PURCHASE SHARES OF COMMON STOCK OF


                                TOWER AIR, INC.


                                 WARRANT NO. 1
                               NO. OF SHARES OF
                             COMMON STOCK: 200,000

                               TABLE OF CONTENTS

1.   DEFINITIONS.........................................................  1

2.   EXERCISE OF WARRANT.................................................  2
               2.1.  Exercise of Warrant.................................  2

               2.2.  Method of Exercise; Payment of Exercise Price.......  2

               2.3.  Compliance with Securities Act......................  2


3.   ADJUSTMENTS.........................................................  3
               3.1.  Adjustments.........................................  3

               3.2.  Notice of Adjustment................................  6

               3.3.  Statement on Warrants...............................  6

               3.4.  Fractional Interest.................................  6

               3.5.  Minimum Exercise Price..............................  7


4.   WARRANT TRANSFER BOOKS..............................................  7

5.   NO VOTING RIGHTS; LIMITATION OF LIABILITY...........................  8

6.   RESERVATION OF COMMON STOCK FOR ISSUANCE ON EXERCISE OF
     WARRANTS; NO IMPAIRMENT.............................................  8

7.   MISCELLANEOUS.......................................................  9
               7.2.  Payments to the Holder..............................  9

               7.3.  Payment of Taxes....................................  9

               7.4.  Surrender of Certificates...........................  9

               7.5.  Mutilated, Destroyed, Lost or Stolen Warrant........  9

               7.6.  Notices............................................. 10

               7.7.  Applicable Law...................................... 10

               7.8.  Persons Benefitting................................. 10

               7.9.  Headings............................................ 11

     THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND NEITHER THE WARRANTS NOR ANY INTEREST THEREIN MAY BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREUNDER.


                         WARRANT TO PURCHASE SHARES OF
                           COMMON STOCK OF TOWER AIR


No. of shares of
Common Stock: 200,000                                     Warrant No. 1

          This certifies that TERRY V. HALLCOM or registered assigns, is entitled to purchase from TOWER AIR, INC. a Delaware corporation (the "Company")
                                                                       -------
TWO HUNDRED THOUSAND (200,000) shares of Common Stock, par value $.01, of the Company, at the exercise price of $5.00 per share (the "Exercise Price"),
                                                        --------------
subject to adjustment as provided herein, all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.   DEFINITIONS.

          Capitalized terms used herein have the following meanings (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

          Common Stock: voting Common Stock of the Company and any other capital
          ------------
stock of the Company into which such shares of common stock may be converted or reclassified or that may be issued in respect of, in exchange for, or in substitution of, such shares of common stock by reason of any stock splits, stock dividends, distributions, mergers, consolidations or other like events.

          Company: the meaning set forth in the preamble to this Warrant and its
          -------
successors and assigns.

          Exercise Price: the meaning set forth in the preamble hereto, as the
          --------------
same may be adjusted pursuant to the terms hereof.

          Expiration Date: means February 5, 2008.
          ---------------

          Holders: from time to time, the holders of the Warrants.
          -------

          Underlying Shares: the shares of Common Stock issuable or issued upon
          -----------------
the exercise of this Warrant.

2.   EXERCISE OF WARRANT.

          2.1. Exercise of Warrant . Subject to the terms and conditions set
               -------------------
forth herein, this Warrant shall be exercisable, whole or in part, at any time or from time to time on any Business Day and until 5:00 p.m., New York time, on the Expiration Date.

          2.2. Method of Exercise; Payment of Exercise Price . In order to
               ------------------
exercise this Warrant in whole or in part, the Holder of this Warrant must surrender this Warrant to the Company at its principal office at Hangar No. 17, JFK International Airport, Jamaica, NY 11430 or at the office or agency designated by the Company of which the Holder has been notified in accordance with Section 7.6, with a duly executed subscription in the form attached to this Warrant, together with payment in full of the Exercise Price for the shares of Underlying Common Stock as to which this Warrant is submitted for exercise. Any such payment of the Exercise Price shall be in cash or by check payable to the order of the Company.

          If this Warrant is exercised for less than all of the Underlying Shares, this Warrant shall be surrendered and a new Warrant of the same tenor and date and for the remaining number of Underlying Shares shall be executed by the Company, which shall register such new Warrant in such name or names as may be directed in writing by the Holder and deliver the new Warrant to the Person or Persons entitled to receive the same.

          Upon surrender of this Warrant in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant appropriate evidence of ownership of any Underlying Shares or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, such name or names as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the Person or Persons entitled to receive the same.

          Notwithstanding anything to the contrary contained herein, upon exercise of this Warrant by any Holder, in lieu of delivery to the Holder of the Underlying Shares issuable on account thereof pursuant to the terms hereof, the Company may, in its discretion, pay the Holder in cash in immediately available funds the Fair Market Value (as defined in Section 3.1(f) hereof) of such Underlying Shares.


          2.3. Compliance with Securities Act.
               ------------------------------

          (a) This Warrant may not be exercised and neither this Warrant nor any Underlying Shares may be sold, transferred or otherwise disposed of (any such sale, transfer or other disposition, a "sale"), except in compliance with
                                             ----
this Section 2.3.

          (b) A Holder may exercise this Warrant if it is an "accredited (a) investor", as defined in Regulation D under the Securities Act, and, subject to the provisions of Section 2.4 hereof, a Holder may sell this Warrant or Underlying Shares to any entity which is a member of Funding Enterprises LLC or any transferee that is an "accredited investor", provided that:

          (i) such transferee represents that it is acquiring the Underlying Shares (in the case of an exercise) or this Warrant or Underlying Shares (in the case of a sale) for its own account and that it is not acquiring such Underlying Shares or this Warrant with a view to, or for offer or sale in connection with, any distribution thereof (within the meaning of the Securities Act) that would be in violation of the securities laws of the United States or any state thereof, but subject, nevertheless, to the disposition of its property being at all times within its control; and

          (ii) such transferee agrees to be bound by the provisions of this
     Section 2.3 with respect to any exercise of this Warrant and any sale of this Warrant or Underlying Shares.

          (c) In the event of a proposed exercise or sale that does not qualify under Section 2.3(b), a Holder may exercise this Warrant or sell this Warrant or Underlying Shares only if:


          (i) such Holder gives written notice to the Company of its intention to exercise or effect such sale, which notice (A) shall describe the manner of circumstances of the proposed transaction in reasonable detail and (B) shall designate the counsel for such Holder; and


          (ii) counsel for the Holder and counsel for the Company shall render an opinion to the effect that such proposed exercise or sale may be effected without registration under the Securities Act or under applicable blue sky laws.

3.   ADJUSTMENTS.

     3.1.      Adjustments . The Exercise Price and the number of Underlying
               -----------
Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows:



     (a)       Stock Dividends; Stock Splits; Reverse Stock Splits;
               ---------------------------------------------------
Reclassifications. In case the Company shall (i) pay a dividend or make any
-----------------
other distribution with respect to any class of Common Stock in shares of its capital stock, (ii) subdivide any class of the Common Stock, (iii) combine any class of the Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of any class of Common Stock (including any such reclassification in connection with a merger, consolidation or other business combination in which the Company is the continuing corporation) the number of Underlying Shares issuable upon exercise of this Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination shall be adjusted so that the holder of this Warrant shall thereafter be entitled to receive the kind and number of shares of Common Stock or other securities of the Company that such Holder would have owned or have been entitled to receive after the happening of any of the events described above, had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Section 3.1(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.


          (b)  Rights; Options; Warrants. In case the Company shall issue
               -------------------------
rights, options, warrants or convertible or exchangeable securities (other than a convertible or exchangeable security subject to Section 3.1(a)) to all holders of any class of the Common Stock then outstanding, entitling them to subscribe for or purchase Common Stock at a price per share that is lower (at the record date for such issuance) than the Fair Market Value per share of such Common Stock, the number of shares of Common Stock thereafter issuable upon the exercise of this Warrant shall be determined by adding the number of shares of Common Stock theretofore issuable upon exercise of this Warrant to the product of (x) the Cheap Stock Issued, multiplied by (y) the Ownership Ratio. Such adjustment shall be made whenever such rights, options, warrants or convertible or exchangeable securities are issued, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights, options, warrants or convertible or exchangeable securities.

          For purposes of this Section 3.1(b), (i) the "Cheap Stock Issued"
                                                        ------------------
shall be the number of additional shares of any Common Stock offered by the Company for subscription or purchase as described above minus the number of shares of Common Stock that the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the then Fair Market Value per share of Common Stock and (ii) the "Ownership Ratio" shall be a fraction,
                                        ---------------
the numerator of which shall be the number of shares of Common Stock theretofore issuable upon exercise of this Warrant and the denominator of which shall be the number of shares of Common Stock then outstanding on the date of issuance of (and entitled to receive) such rights, options, warrants or convertible or exchangeable securities.


          (c)  Mergers; Consolidations; Asset Sales. In case of the
               ------------------------------------
consolidation of the Company with or the merger of the Company with or into any other Person or any other business combination of the Company with any other Person, other than those described in Section 3.1(a), or the sale of all or substantially all of the properties and assets of the Company to any other Person, this Warrant shall thereupon be exercisable, upon the terms and conditions specified herein and upon payment of the Exercise Price, for the number of shares of stock or other securities or property to which the Underlying Shares issuable upon exercise of this Warrant at the time of such event would have been entitled if such exercise had taken place, and, if necessary, the provisions set forth in this Section 3.1 shall be deemed adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant

          (d)  Distribution of Debt, Assets, Subscription Rights or Convertible
               ----------------------------------------------------------------
Securities.  In case the Company shall fix a record date for the making of a
----------
distribution to all holders of shares of its Common Stock of evidence of indebtedness of the Company, of assets (other than cash dividends payable out of earnings and profits arising after the date hereof) or securities (excluding those referred to in Sections 31.(a) and 3.1(b)) (any such evidence of indebtedness, assets or securities, the "assets or securities"), then in each
                                         --------------------
case the Holder upon the exercise of this Warrant, shall be entitled to receive in addition to the Underlying Shares, (i) the assets or securities to which such Holder would have been entitled as a holder of Common Stock if such Holder had exercised this Warrant immediately prior to the record date for such distribution and (ii) any income earned on the assets or securities distributed from the distribution date to the date of exercise or repurchase, as the case may be, less the Exercise Price then in effect. At the time of any such distribution, the Company shall either (A) deposit the assets or securities payable to the Holder pursuant hereto in trust for the Holder with an 'eligible institution' with instructions as to the investment of such property and any proceeds therefrom so as to protect the value of such property for the Holder or
(B) distribute to the Holder the assets or securities to which it would be entitled upon exercise and, upon any such distribution pursuant to this Clause
(B), the provisions of this Section 3.1(d) shall no longer apply to such event. Such election shall be made by the Company giving written notice thereof to the Holder.

          For purposes of this Section 3.1(d), the term "eligible institution"
                                                         --------------------
shall mean a corporation organized and doing business under the laws of the United States of America or of any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to the supervision or examination by Federal or state authority.

          (e)  Expiration of Rights, Options and Conversion Privileges. Upon the
               -------------------------------------------------------
expiration of any rights, options, warrants or conversion or exchange privileges that have previously resulted in an adjustment hereunder, if any thereof shall not have been exercised, the Exercise Price and the number of Underlying Shares issuable upon the exercise of this Warrant shall, upon such expiration, be readjusted and shall thereafter, upon any future exercise, be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and
(ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; provided further that no such readjustment shall have
                          ----------------
the effect or increasing the Exercise Price by an amount, or decreasing the number of Underlying Shares issuable upon exercise of this Warrant by a number, in excess of the amount or number of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights.

          (f)  Fair Market Value. For the purposes of any computation
               -----------------
hereunder, the Fair Market Value per share of Common Stock or of any other equity security (herein collectively referred to as a "security") at the date
                                                       --------
herein specified shall be the value of the security (i) determined in good faith by the last reported closing sale price of the Common Stock in an arm's length transaction the closing of which shall have occurred within the six months preceding such date, or (ii) if no such transaction shall have occurred within such sixmonth period, determined as of such date by an independent investment banking firm.

          (g)  Adjustment of Exercise Price. Whenever the number of shares of
               ----------------------------
Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in Section 3.1(a) and (b), the Exercise Price for each Underlying Share payable upon exercise of this Warrant shall be adjusted (calculated to the nearest $.0001) so that it shall equal the price determined by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Underlying Shares issuable upon the exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Underlying Shares so issuable immediately thereafter.


          (h)  De Minimis Adjustments.  No adjustment in the number of shares of
               ----------------------
Common Stock issuable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Underlying Shares purchasable upon an exercise of this Warrant; provided,
                                                                --------
however, that any adjustments which by reason of this Section 3.1(h) are not
-------
required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one thousandth of a share.

          3.2. Notice of Adjustment . Whenever the number of Underlying Shares
               --------------------
or other stock or propertyissuable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by first class mail, postage prepaid, to the Holder notice of such adjustment or adjustments and shall deliver to the Holder a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Underlying Shares or other stock or property issuable upon the exercise of this Warrant and the Exercise Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

          3.3. Statement on Warrants . Irrespective of any adjustment in the
               ---------------------
Exercise Price or the number or kind of shares issuable upon the exercise of this Warrant, Warrants theretofore or thereafter issued in respect hereof may continue to express the same price and number and kind of shares as are stated herein.

          3.4. Fractional Interest . The Company shall issue fractional shares
               -------------------
of Common Stock on the exercise of this Warrant. If more than one
Warrant shall be presented for exercise
in full at the same time by the same Holder, the number of full shares of Common Stock which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented.

          3.5. Minimum Exercise Price . Notwithstanding the foregoing, the
               ----------------------
Exercise Price shall not be less than the par value of the Common Stock for which this Warrant is exercisable.

4. WARRANT TRANSFER BOOKS.

          This Warrant shall be issued in registered form only. The Company shall keep at its principal office at Hangar No. 17, JFK International Airport, Jamaica, NY 11430, or at the office or agency designated by the Company and notified to the Holder in accordance with Section 7.6, a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Warrants and of transfers or exchanges of Warrants as herein provided.

          At the option of the Holder, this Warrant may be exchanged at such office, and upon payment of the charges hereinafter provided. Whenever this Warrant is so surrendered for exchange, the Company shall execute and deliver the Warrant or Warrants that the Holder making the exchange is entitled to receive.

          All Warrants issued upon any registration of transfer or exchange of this Warrant shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits as this Warrant.

          This Warrant, if surrendered for registration of transfer or exchange, shall (if so required by the Company) be duly endorsed, or be accompanied by a written instrument of assignment in the form attached hereto or otherwise satisfactory to the Company, duly executed by the Holder or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of this Warrant. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of this Warrant.

          This Warrant, when duly endorsed in blank, shall be deemed negotiable and when this Warrant shall have been so endorsed, the Holder thereof may be treated by the Company and all other persons dealing therewith as the absolute owner thereof for any purpose and as the Person entitled to exercise the rights represented thereby, or to the transfer thereof on the register of the Company, any notice to the contrary notwithstanding; but until such transfer on such register, the Company may treat the registered Holder thereof as the owner for all purposes.

5.   NO VOTING RIGHTS; LIMITATION OF LIABILITY.

          Prior to the exercise of this Warrant, the Holder, as such, shall not be entitled to any rights of a stockholder or the Company, including, without limitation, the right to vote, to consent, to exercise any preemptive right, to receive any notices of meetings of stockholders for the election of directors of the Company or any other matter or to receive any notice of any proceedings of the Company, except as may be specifically provided for herein or in any other agreement between the Holder and the Company.

          No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by the creditors of the Company.

6. RESERVATION OF COMMON STOCK FOR ISSUANCE ON EXERCISE OF WARRANTS; NO IMPAIRMENT.

          The Company covenants that it will at all times reserve and keep available, free from preemptive rights out of its authorized but unissued
Common Stock, solely for the purpose of issue upon exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of Common Stock which shall be so issuable shall, upon such issue, be duly and validly issued and fully paid and nonassessable.

          The Company shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

          Before taking any action which would cause an adjustment reducing the Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of this Warrant, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Exercise Price.

          Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

7.   MISCELLANEOUS.

          7.1. Notice Upon Payment of Dividends or Distributions. Prior to the
               -------------------------------------------------
record date for any dividend or other distribution payable in cash, property, or capital stock of the Company, or any division of the net assets of the Company, or any division of the net assets of the Company among the holders of Common Stock in the event of the liquidation, dissolution or winding up of the Company, the Company shall provide written notice thereof to each holder of Warrants and each such holder shall have a reasonable opportunity to exercise such Warrants prior to such record date and any shares of Common Stock issued upon the exercise of such Warrants shall be considered to be issued and outstanding as of such record date.

          7.2. Payments to the Holder.  Unless otherwise specifically provided
               ----------------------
herein, the Company shall distribute any money due and owing to the Holder by mailing by firstclass mail a check in such amount as is appropriate, to the Holder at the address shown on the Warrant register of the Company, or as it may be otherwise directed in writing by the Holder, upon surrender of the Holder's Warrant.

          7.3. Payment of Taxes.  The Company shall pay all taxes and other
               ----------------
governmental charges that may be imposed on the Company or on this Warrant or on any securities deliverable upon exercise of this Warrant (other than taxes based on net income). The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Underlying Shares or other securities underlying this Warrant or payment of cash to any Person other than the Holder of this Warrant when it is upon the exercise of this Warrant, and in case of such transfer or payment, the Company shall not be required to issue any stock certificate or pay any cash until such tax or charge has been paid or it has been established to the Company's satisfaction that no such tax or other charge is due.

          7.4. Surrender of Certificates.  When this Warrant is surrendered for
               -------------------------
exercise to the Company, it shall be promptly canceled by the Company and shall not be reissued.

          7.5. Mutilated, Destroyed, Lost or Stolen Warrant.  If (a) this
               --------------------------------------------
Warrant is mutilated and is surrendered to the Company or (b) the Company receives evidence to its reasonable satisfaction of the destruction, loss or theft of this Warrant, and there is delivered to the Company such security or indemnity as may reasonably be required by it to save it harmless, then, in the absence of notice to the Company that this Warrant has been acquired by a bona fide purchaser, the Company shall execute and deliver, in exchange for any such mutilated Warrant or in lieu of any such destroyed, lost or stolen Warrant, a new Warrant of like tenor and for a like aggregate number of Underlying Shares.

          Upon issuance of any new Warrant under this Section 7.5, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the reasonable fees and expenses of counsel to the Company) in connection therewith.

          Every new Warrant executed and delivered pursuant to this Section 7.5 in lieu of any destroyed, lost or stolen Warrant shall constitute an original contractual obligation of the Company, whether or not the destroyed, lost or stolen Warrant shall be at any time enforceable by anyone.

          The provisions of this Section 7.5 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of a mutilated, destroyed, lost or stolen Warrant.

         7.6. Notices.  Any notice, demand or delivery authorized by this
              -------
Warrant shall be sufficiently given or made when personally delivered or when mailed if sent by firstclass mail, postage prepaid, addressed to any Holder at such Holder's address shown on the register of the Company maintained by the Company and to the Company as follows:

                         Tower Air, Inc.
                         Hangar No. 17
                         JFK International Airport
                         Jamaica, NY 11430
                         Attn:  Chief Executive Officer

or such other address as shall have been furnished to the Holder.

          7.7. Applicable Law.  This Warrant and all rights arising hereunder
               --------------
shall be governed by the laws of the State of New York with respect to contracts made and to be performed entirely within such State.


          7.8. Persons Benefitting.  This Warrant shall be binding upon and
               -------------------
inure to the benefit of the Company and its successors, and assigns, and the Holders and its successors and assigns from time to time of this Warrant. Nothing in this Warrant is intended or shall be construed to confer upon any Person, other than the Company, and any Holder of this Warrant, any right, remedy or claim under or by reason of this Warrant or any part hereof.

          7.9. Headings. The descriptive headings of the several Sections of
               --------
this Warrant are inserted for convenience and shall not control or affect the meaning or construction of any of the provisions hereof.

Dated As of February 6, 1998

                                   TOWER AIR, INC.


                                   By:___________________________________
                                         Name:
                                         Title:

                                                                      EXHIBIT A

                               Subscription Form
                               -----------------

                   (To be executed only upon exercise of the Warrant
                             in whole or in part)


To the Company:

          The undersigned registered holder of the accompanying Warrant hereby irrevocably exercises such Warrant or portion thereof for, and purchases thereunder, _______________* Underlying Shares (as defined in such Warrant) and herewith makes payment therefor of $____________. The undersigned requests that the certificates for such Underlying Shares be issued in the name of, and delivered to, ________________________, whose address is
_________________________________________.

Dated:



                              ____________________________________
                              (Name must conform to name of holder
                              as specified on the face of the Warrant)



                              ____________________________________
                                    (Street Address)



                              ____________________________________

                              (City)      (State)    (Zip Code)


___________________
     * Insert the number of Underlying Shares as to which this Warrant is being exercised. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of this Warrant, to the Holder surrendering the same.

                                ASSIGNMENT FORM
                                ---------------

     FOR VALUE RECEIVED, the undersigned _______________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrants with respect to the number of shares of the Common Stock covered thereby set forth below, unto:


Name of Assignee                   Address             No. of Shares
----------------                   -------             -------------



                                   __________________________________


                                   By:________________________________
                                         Name:
                                         Title:

                                   Witness:____________________________

                                    WARRANT




                     TO PURCHASE SHARES OF COMMON STOCK OF





                                TOWER AIR, INC.





                                 WARRANT NO. 2
                               NO. OF SHARES OF
                             COMMON STOCK: 100,000

                               TABLE OF CONTENTS
                               -----------------

1.   DEFINITIONS....................................................................  1

2.   EXERCISE OF WARRANT............................................................  2
               2.1.    Exercise of Warrant..........................................  2
                       -------------------
               2.2.    Method of Exercise; Payment of Exercise Price................  2
                       ---------------------------------------------
               2.3.    Compliance with Securities Act...............................  2
                       ------------------------------

3.   ADJUSTMENTS....................................................................  3
               3.1.    Adjustments..................................................  3
                       -----------
               3.2.    Notice of Adjustment.........................................  6
                       --------------------
               3.3.    Statement on Warrants........................................  6
                       ---------------------
               3.4.    Fractional Interest..........................................  6
                       -------------------
               3.5.    Minimum Exercise Price.......................................  7
                       ----------------------

4.   WARRANT TRANSFER BOOKS.........................................................  7

5.   NO VOTING RIGHTS; LIMITATION OF LIABILITY......................................  8

6.   RESERVATION OF COMMON STOCK FOR ISSUANCE ON EXERCISE OF WARRANTS; NO
     IMPAIRMENT.....................................................................  8

7.   MISCELLANEOUS..................................................................  9
               7.2.    Payments to the Holder.......................................  9
                       ----------------------
               7.3.    Payment of Taxes.............................................  9
                       ----------------
               7.4.    Surrender of Certificates....................................  9
                       -------------------------
               7.5.    Mutilated, Destroyed, Lost or Stolen Warrant.................  9
                       --------------------------------------------
               7.6.    Notices...................................................... 10
                       -------
               7.7.    Applicable Law............................................... 10
                       --------------
               7.8.    Persons Benefitting.......................................... 10
                       -------------------
               7.9.    Headings..................................................... 11
                       --------

     THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND NEITHER THE WARRANTS NOR ANY INTEREST THEREIN MAY BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREUNDER.


                         WARRANT TO PURCHASE SHARES OF
                           COMMON STOCK OF TOWER AIR


No. of shares of
Common Stock: 100,000                                            Warrant No. 2


          This certifies that VBG CAPITAL INC. or registered assigns, is entitled to purchase from TOWER AIR, INC. a Delaware corporation (the "Company")
                                                                       -------
ONE HUNDRED THOUSAND (100,000) shares of Common Stock, par value $.01, of the Company, at the exercise price of $5.00 per share (the "Exercise Price"),
                                                        --------------
subject to adjustment as provided herein, all on the terms and conditions and pursuant to the provisions hereinafter set forth.


1.   DEFINITIONS.

          Capitalized terms used herein have the following meanings (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

          Common Stock: voting Common Stock of the Company and any other capital
          ------------
stock of the Company into which such shares of common stock may be converted or reclassified or that may be issued in respect of, in exchange for, or in substitution of, such shares of common stock by reason of any stock splits, stock dividends, distributions, mergers, consolidations or other like events.

          Company: the meaning set forth in the preamble to this Warrant and its
          -------
successors and assigns.

          Exercise Price: the meaning set forth in the preamble hereto, as the
          --------------
same may be adjusted pursuant to the terms hereof.

          Expiration Date: means February 5, 2008.
          ---------------

          Holders: from time to time, the holders of the Warrants.
          -------

          Underlying Shares: the shares of Common Stock issuable or issued upon
          -----------------
the exercise of this Warrant.

2.   EXERCISE OF WARRANT.

          2.1. Exercise of Warrant.  Subject to the terms and conditions set
               -------------------
forth herein, this Warrant shall be exercisable, in whole or in part, at any time or from time to time on any Business Day and until 5:00 p.m., New York time, on the Expiration Date.

          2.2. Method of Exercise; Payment of Exercise Price.  In order to
               ---------------------------------------------
exercise this Warrant in whole or in part, the Holder of this Warrant must surrender this Warrant to the Company at its principal office at Hangar No. 17, JFK International Airport, Jamaica, NY 11430 or at the office or agency designated by the Company of which the Holder has been notified in accordance with Section 7.6, with a duly executed subscription in the form attached to this Warrant, together with payment in full of the Exercise Price for the shares of Underlying Common Stock as to which this Warrant is submitted for exercise. Any such payment of the Exercise Price shall be in cash or by check payable to the order of the Company.

          If this Warrant is exercised for less than all of the Underlying Shares, this Warrant shall be surrendered and a new Warrant of the same tenor and date and for the remaining number of Underlying Shares shall be executed by the Company, which shall register such new Warrant in such name or names as may be directed in writing by the Holder and deliver the new Warrant to the Person or Persons entitled to receive the same.

          Upon surrender of this Warrant in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant appropriate evidence of ownership of any Underlying Shares or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, such name or names as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the Person or Persons entitled to receive the same.

     Notwithstanding anything to the contrary contained herein, upon exercise of this Warrant by any Holder, in lieu of delivery to the Holder of the Underlying Shares issuable on account thereof pursuant to the terms hereof, the Company may, in its discretion, pay the Holder in cash in immediately available funds the Fair Market Value (as defined in Section 3.1(f) hereof) of such Underlying Shares.

          2.3. Compliance with Securities Act.
               ------------------------------
          (a) This Warrant may not be exercised and neither this Warrant nor any Underlying Shares may be sold, transferred or otherwise disposed of (any such sale, transfer or other disposition, a "sale"), except in compliance with
                                             ----
this Section 2.3.

          (b) A Holder may exercise this Warrant if it is an "accredited investor", as defined in Regulation D under the Securities Act, and, subject to the provisions of Section 2.4 hereof, a Holder may sell this Warrant or Underlying Shares to any entity which is a member of Funding Enterprises LLC or any transferee that is an "accredited investor", provided that:

          (i) such transferee represents that it is acquiring the Underlying Shares (in the case of an exercise) or this Warrant or Underlying Shares (in the case of a sale) for its own account and that it is not acquiring such Underlying Shares or this Warrant with a view to, or for offer or sale in connection with, any distribution thereof (within the meaning of the Securities Act) that would be in violation of the securities laws of the United States or any state thereof, but subject, nevertheless, to the disposition of its property being at all times within its control; and

          (ii) such transferee agrees to be bound by the provisions of this
     Section 2.3 with respect to any exercise of this Warrant and any sale of this Warrant or Underlying Shares.

          (c) In the event of a proposed exercise or sale that does not qualify under Section 2.3(b), a Holder may exercise this Warrant or sell this Warrant or Underlying Shares only if:

          (i) such Holder gives written notice to the Company of its intention to exercise or effect such sale, which notice (A) shall describe the manner of circumstances of the proposed transaction in reasonable detail and (B) shall designate the counsel for such Holder; and

          (ii) counsel for the Holder and counsel for the Company shall render an opinion to the effect that such proposed exercise or sale may be effected without registration under the Securities Act or under applicable blue sky laws.

3.   ADJUSTMENTS.

          3.1. Adjustments.  The Exercise Price and the number of Underlying
               -----------
Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows:

          (a)  Stock Dividends; Stock Splits; Reverse Stock Splits;
               ----------------------------------------------------
Reclassifications. In case the Company shall (i) pay a dividend or make any other distribution with respect to any class of Common Stock in shares of its capital stock, (ii) subdivide any class of the Common Stock, (iii) combine any class of the Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of any class of Common Stock (including any such reclassification in connection with a merger, consolidation or other business combination in which the Company is the continuing corporation) the number of Underlying Shares issuable upon exercise of this Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination shall be adjusted so that the holder of this Warrant shall thereafter be entitled to receive the kind and number of shares of Common Stock or other securities of the Company that such Holder would have owned or have been entitled to receive after the happening of any of the events described above, had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Section 3.1(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

          (b)  Rights; Options; Warrants.  In case the Company shall issue
               -------------------------
rights, options, warrants or convertible or exchangeable securities (other than a convertible or exchangeable security subject to Section 3.1(a)) to all holders of any class of the Common Stock then outstanding, entitling them to subscribe for or purchase Common Stock at a price per share that is lower (at the record date for such issuance) than the Fair Market Value per share of such Common Stock, the number of shares of Common Stock thereafter issuable upon the exercise of this Warrant shall be determined by adding the number of shares of Common Stock theretofore issuable upon exercise of this Warrant to the product of (x) the Cheap Stock Issued, multiplied by (y) the Ownership Ratio. Such adjustment shall be made whenever such rights, options, warrants or convertible or exchangeable securities are issued, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights, options, warrants or convertible or exchangeable securities.

          For purposes of this Section 3.1(b), (i) the "Cheap Stock Issued"
                                                        ------------------
shall be the number of additional shares of any Common Stock offered by the Company for subscription or purchase as described above minus the number of shares of Common Stock that the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the then Fair Market Value per share of Common Stock and (ii) the "Ownership Ratio" shall be a fraction,
                                        ---------------
the numerator of which shall be the number of shares of Common Stock theretofore issuable upon exercise of this Warrant and the denominator of which shall be the number of shares of Common Stock then outstanding on the date of issuance of (and entitled to receive) such rights, options, warrants or convertible or exchangeable securities.

          (c)  Mergers; Consolidations; Asset Sales.  In case of the
               ------------------------------------
consolidation of the Company with or the merger of the Company with or into any other Person or any other business combination of the Company with any other Person, other than those described in Section 3.1(a), or the sale of all or substantially all of the properties and assets of the Company to any other Person, this Warrant shall thereupon be exercisable, upon the terms and conditions specified herein and upon payment of the Exercise Price, for the number of shares of stock or other securities or property to which the Underlying Shares issuable upon exercise of this Warrant at the time of such event would have been entitled if such exercise had taken place, and, if necessary, the provisions set forth in this Section 3.1 shall be deemed adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant

          (d)  Distribution of Debt, Assets, Subscription Rights or Convertible
               ----------------------------------------------------------------
Securities.  In case the Company shall fix a record date for the making of a
----------
distribution to all holders of shares of its Common Stock of evidence of indebtedness of the Company, of assets (other than cash dividends payable out of earnings and profits arising after the date hereof) or securities (excluding those referred to in Sections 31.(a) and 3.1(b)) (any such evidence of indebtedness, assets or securities, the "assets or securities"), then in each
                                         --------------------
case the Holder upon the exercise of this Warrant, shall be entitled to receive in addition to the Underlying Shares, (i) the assets or securities to which such Holder would have been entitled as a holder of Common Stock if such Holder had exercised this Warrant immediately prior to the record date for such distribution and (ii) any income earned on the assets or securities distributed from the distribution date to the date of exercise or repurchase, as the case may be, less the Exercise Price then in effect. At the time of any such distribution, the Company shall either (A) deposit the assets or securities payable to the Holder pursuant hereto in trust for the Holder with an "eligible institution" with instructions as to the investment of such property and any proceeds therefrom so as to protect the value of such property for the Holder or
(B) distribute to the Holder the assets or securities to which it would be entitled upon exercise and, upon any such distribution pursuant to this Clause
(B), the provisions of this Section 3.1(d) shall no longer apply to such event. Such election shall be made by the Company giving written notice thereof to the Holder.

          For purposes of this Section 3.1(d), the term "eligible institution"
                                                         --------------------
shall mean a corporation organized and doing business under the laws of the United States of America or of any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to the supervision or examination by Federal or state authority.

          (e)  Expiration of Rights, Options and Conversion Privileges.  Upon
               -------------------------------------------------------
the expiration of any rights, options, warrants or conversion or exchange privileges that have previously resulted in an adjustment hereunder, if any thereof shall not have been exercised, the Exercise Price and the number of Underlying Shares issuable upon the exercise of this Warrant shall, upon such expiration, be readjusted and shall thereafter, upon any future exercise, be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; provided further that no such
                                          -------- -------
readjustment shall have the effect or increasing the Exercise Price by an amount, or decreasing the number of Underlying Shares issuable upon exercise of this Warrant by a number, in excess of the amount or number of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights.

          (f)  Fair Market Value.  For the purposes of any computation
               -----------------
hereunder, the Fair Market Value per share of Common Stock or of any other equity security (herein collectively referred to as a "security") at the date
                                                       --------
herein specified shall be the value of the security (i) determined in good faith by the last reported closing sale price of the Common Stock in an arm"s length transaction the closing of which shall have occurred within the six months preceding such date, or (ii) if no such transaction shall have occurred within such six-month period, determined as of such date by an independent investment banking firm.

          (g)  Adjustment of Exercise Price.  Whenever the number of shares of
               ----------------------------
Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in Section 3.1(a) and (b), the Exercise Price for each Underlying Share payable upon exercise of this Warrant shall be adjusted (calculated to the nearest $.0001) so that it shall equal the price determined by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Underlying Shares issuable upon the exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Underlying Shares so issuable immediately thereafter.

          (h)  De Minimis Adjustments.  No adjustment in the number of shares of
               ----------------------
Common Stock issuable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Underlying Shares purchasable upon an exercise of this Warrant; provided,
                                                                --------
however, that any adjustments which by reason of this Section 3.1(h) are not
-------
required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.

          3.2. Notice of Adjustment.  Whenever the number of Underlying Shares
               --------------------
or other stock or property issuable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by first class mail, postage prepaid, to the Holder notice of such adjustment or adjustments and shall deliver to the Holder a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Underlying Shares or other stock or property issuable upon the exercise of this Warrant and the Exercise Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

          3.3. Statement on Warrants.  Irrespective of any adjustment in the
               ---------------------
Exercise Price or the number or kind of shares issuable upon the exercise of this Warrant, Warrants theretofore or thereafter issued in respect hereof may continue to express the same price and number and kind of shares as are stated herein.

          3.4. Fractional Interest.  The Company shall issue fractional shares
               -------------------
of Common Stock on the exercise of this Warrant. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full shares of Common Stock which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented.

          3.5. Minimum Exercise Price.  Notwithstanding the foregoing, the
               ----------------------
Exercise Price shall not be less than the par value of the Common Stock for which this Warrant is exercisable.

4.   WARRANT TRANSFER BOOKS.

          This Warrant shall be issued in registered form only. The Company shall keep at its principal office at Hangar No. 17, JFK International Airport, Jamaica, NY 11430, or at the office or agency designated by the Company and notified to the Holder in accordance with Section 7.6, a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Warrants and of transfers or exchanges of Warrants as herein provided.

          At the option of the Holder, this Warrant may be exchanged at such office, and upon payment of the charges hereinafter provided. Whenever this Warrant is so surrendered for exchange, the Company shall execute and deliver the Warrant or Warrants that the Holder making the exchange is entitled to receive.

          All Warrants issued upon any registration of transfer or exchange of this Warrant shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits as this Warrant.

          This Warrant, if surrendered for registration of transfer or exchange, shall (if so required by the Company) be duly endorsed, or be accompanied by a written instrument of assignment in the form attached hereto or otherwise satisfactory to the Company, duly executed by the Holder or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of this Warrant. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of this Warrant.

          This Warrant, when duly endorsed in blank, shall be deemed negotiable and when this Warrant shall have been so endorsed, the Holder thereof may be treated by the Company and all other persons dealing therewith as the absolute owner thereof for any purpose and as the Person entitled to exercise the rights represented thereby, or to the transfer thereof on the register of the Company, any notice to the contrary notwithstanding; but until such transfer on such register, the Company may treat the registered Holder thereof as the owner for all purposes.

5.   NO VOTING RIGHTS; LIMITATION OF LIABILITY.

          Prior to the exercise of this Warrant, the Holder, as such, shall not be entitled to any rights of a stockholder or the Company, including, without limitation, the right to vote, to consent, to exercise any preemptive right, to receive any notices of meetings of stockholders for the election of directors of the Company or any other matter or to receive any notice of any proceedings of the Company, except as may be specifically provided for herein or in any other agreement between the Holder and the Company.

          No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by the creditors of the Company.


6. RESERVATION OF COMMON STOCK FOR ISSUANCE ON EXERCISE OF WARRANTS; NO IMPAIRMENT.

          The Company covenants that it will at all times reserve and keep available, free from pre-emptive rights out of its authorized but unissued Common Stock, solely for the purpose of issue upon exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of Common Stock which shall be so issuable shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

          The Company shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

          Before taking any action which would cause an adjustment reducing the Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of this Warrant, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Exercise Price.

          Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

7.   MISCELLANEOUS.

          7.1. Notice Upon Payment of Dividends or Distributions.  Prior to the
               -------------------------------------------------
record date for any dividend or other distribution payable in cash, property, or capital stock of the Company, or any division of the net assets of the Company, or any division of the net assets of the Company among the holders of Common Stock in the event of the liquidation, dissolution or winding up of the Company, the Company shall provide written notice thereof to each holder of Warrants and each such holder shall have a reasonable opportunity to exercise such Warrants prior to such record date and any shares of Common Stock issued upon the exercise of such Warrants shall be considered to be issued and outstanding as of such record date.

          7.2. Payments to the Holder.  Unless otherwise specifically provided
               ----------------------
herein, the Company shall distribute any money due and owing to the Holder by mailing by first-class mail a check in such amount as is appropriate, to the Holder at the address shown on the Warrant register of the Company, or as it may be otherwise directed in writing by the Holder, upon surrender of the Holder"s Warrant.

          7.3. Payment of Taxes.  The Company shall pay all taxes and other
               ----------------
governmental charges that may be imposed on the Company or on this Warrant or on any securities deliverable upon exercise of this Warrant (other than taxes based on net income). The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Underlying Shares or other securities underlying this Warrant or payment of cash to any Person other than the Holder of this Warrant when it is surrendered upon the exercise of this Warrant, and in case of such transfer or payment, the Company shall not be required to issue any stock certificate or pay any cash until such tax or charge has been paid or it has been established to the Company"s satisfaction that no such tax or other charge is due.

          7.4. Surrender of Certificates.  When this Warrant is surrendered
               -------------------------
for exercise to the Company, it shall be promptly canceled by the Company and shall not be reissued.

          7.5. Mutilated, Destroyed, Lost or Stolen Warrant.  If (a) this
               --------------------------------------------
Warrant is mutilated and is surrendered to the Company or (b) the Company receives evidence to its reasonable satisfaction of the destruction, loss or theft of this Warrant, and there is delivered to the Company such security or indemnity as may reasonably be required by it to save it harmless, then, in the absence of notice to the Company that this Warrant has been acquired by a bona fide purchaser, the Company shall execute and deliver, in exchange for any such mutilated Warrant or in lieu of any such destroyed, lost or stolen Warrant, a new Warrant of like tenor and for a like aggregate number of Underlying Shares.

          Upon issuance of any new Warrant under this Section 7.5, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the reasonable fees and expenses of counsel to the Company) in connection therewith.

          Every new Warrant executed and delivered pursuant to this Section 7.5 in lieu of any destroyed, lost or stolen Warrant shall constitute an original contractual obligation of the Company, whether or not the destroyed, lost or stolen Warrant shall be at any time enforceable by anyone.

          The provisions of this Section 7.5 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of a mutilated, destroyed, lost or stolen Warrant.

          7.6. Notices.  Any notice, demand or delivery authorized by this
               -------
Warrant shall be sufficiently given or made when personally delivered or when mailed if sent by first-class mail, postage prepaid, addressed to any Holder at such Holder"s address shown on the register of the Company maintained by the Company and to the Company as follows:

                              Tower Air, Inc.
                              Hangar No. 17
                              JFK International Airport
                              Jamaica, NY 11430
                              Attn:  Chief Executive Officer

or such other address as shall have been furnished to the Holder.

          7.7. Applicable Law.  This Warrant and all rights arising hereunder
               --------------
shall be governed by the laws of the State of New York with respect to contracts made and to be performed entirely within such State.

          7.8. Persons Benefitting.  This Warrant shall be binding upon and
               -------------------
inure to the benefit of the Company and its successors, and assigns, and the Holders and its successors and assigns from time to time of this Warrant. Nothing in this Warrant is intended or shall be construed to confer upon any Person, other than the Company, and any Holder of this Warrant, any right, remedy or claim under or by reason of this Warrant or any part hereof.

          7.9. Headings.  The descriptive headings of the several Sections of
               --------
this Warrant are inserted for convenience and shall not control or affect the meaning or construction of any of the provisions hereof.


Dated As of February 6, 1998

                                        TOWER AIR, INC.


                                        By:___________________________________
                                             Name:
                                             Title:

                                                                       EXHIBIT A


                               Subscription Form
                               -----------------

               (To be executed only upon exercise of the Warrant
                             in whole or in part)

To the Company:

          The undersigned registered holder of the accompanying Warrant hereby irrevocably exercises such Warrant or portion thereof for, and purchases thereunder, _______________* Underlying Shares (as defined in such Warrant) and herewith makes payment therefor of $____________. The undersigned requests that the certificates for such Underlying Shares be issued in the name of, and delivered to, ________________________, whose address is______________________
___________________.

Dated:



                                   ____________________________________
                                   (Name must conform to name of holder
                                   as specified on the face of the Warrant)



                                   ____________________________________
                                              (Street Address)



                                   ____________________________________
                                   (City)    (State)    (Zip Code)


_________________________
     * Insert the number of Underlying Shares as to which this Warrant is being exercised. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of this Warrant, to the Holder surrendering the same.

                                ASSIGNMENT FORM
                                ---------------

     FOR VALUE RECEIVED, the undersigned _______________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrants with respect to the number of shares of the Common Stock covered thereby set forth below, unto:


Name of Assignee                        Address                  No. of Shares
----------------                        -------                  -------------




                                             __________________________________



                                             By:________________________________
                                                   Name:
                                                   Title:


                                             Witness:___________________________

                                    WARRANT




                     TO PURCHASE SHARES OF COMMON STOCK OF





                                TOWER AIR, INC.





                                 WARRANT NO. 3
                               NO. OF SHARES OF
                             COMMON STOCK: 300,000

                               TABLE OF CONTENTS
                               -----------------

1.   DEFINITIONS..........................................................  1

2.   EXERCISE OF WARRANT..................................................  2
               2.1.    Exercise of Warrant................................  2
                       -------------------
               2.2.    Method of Exercise; Payment of Exercise Price......  2
                       ---------------------------------------------
               2.3.    Compliance with Securities Act.....................  2
                       ------------------------------

3.   ADJUSTMENTS..........................................................  3
               3.1.  Adjustments..........................................  3
                     -----------
               3.2.  Notice of Adjustment.................................  6
                     --------------------
               3.3.  Statement on Warrants................................  6
                     ---------------------
               3.4.  Fractional Interest..................................  6
                     -------------------
               3.5.  Minimum Exercise Price...............................  7
                     ----------------------

4.   WARRANT TRANSFER BOOKS...............................................  7

5.   NO VOTING RIGHTS; LIMITATION OF LIABILITY............................  8

6.   RESERVATION OF COMMON STOCK FOR ISSUANCE ON EXERCISE OF
     WARRANTS; NO IMPAIRMENT..............................................  8

7.   MISCELLANEOUS........................................................  9
               7.2.  Payments to the Holder...............................  9
                     ----------------------
               7.3.  Payment of Taxes.....................................  9
                     ----------------
               7.4.  Surrender of Certificates............................  9
                     -------------------------
               7.5.  Mutilated, Destroyed, Lost or Stolen Warrant.........  9
                     --------------------------------------------
               7.6.  Notices.............................................. 10
                     -------
               7.7.  Applicable Law....................................... 10
                     --------------
               7.8.  Persons Benefitting.................................. 10
                     -------------------
               7.9.  Headings............................................. 11
                     --------

     THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND NEITHER THE WARRANTS NOR ANY INTEREST THEREIN MAY BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREUNDER.


                         WARRANT TO PURCHASE SHARES OF
                           COMMON STOCK OF TOWER AIR


No. of shares of
Common Stock: 300,000                                  Warrant No. 3


          This certifies that ALETHEA LIMITED PARTNERSHIP or registered assigns, is entitled to purchase from TOWER AIR, INC. a Delaware corporation (the "Company") THREE HUNDRED THOUSAND (300,000) shares of Common Stock, par value
 -------
$.01, of the Company, at the exercise price of $5.00 per share (the "Exercise
                                                                     --------
Price"), subject to adjustment as provided herein, all on the terms and
-----
conditions and pursuant to the provisions hereinafter set forth.

1.   DEFINITIONS.

          Capitalized terms used herein have the following meanings (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

          Common Stock: voting Common Stock of the Company and any other capital
          ------------
stock of the Company into which such shares of common stock may be converted or reclassified or that may be issued in respect of, in exchange for, or in substitution of, such shares of common stock by reason of any stock splits, stock dividends, distributions, mergers, consolidations or other like events.

          Company: the meaning set forth in the preamble to this Warrant and its
          -------
successors and assigns.

          Exercise Price: the meaning set forth in the preamble hereto, as the
          --------------
same may be adjusted pursuant to the terms hereof.

          Expiration Date: means February 5, 2008.
          ---------------

          Holders: from time to time, the holders of the Warrants.
          -------

          Underlying Shares: the shares of Common Stock issuable or issued upon
          -----------------
the exercise of this Warrant.

2.   EXERCISE OF WARRANT.


          2.1.   Exercise of Warrant.  Subject to the terms and conditions set
                 -------------------
forth herein, this Warrant shall be exercisable, in whole or in part, at any time or from time to time on any Business Day and until 5:00 p.m., New York time, on the Expiration Date.

          2.2.   Method of Exercise; Payment of Exercise Price. In order to
                 ---------------------------------------------
to exercise this Warrant in whole or in part, the Holder of this Warrant must surrender this Warrant to the Company at its principal office at Hangar No. 17, JFK International Airport, Jamaica, NY 11430 or at the office or agency designated by the Company of which the Holder has been notified in accordance with Section 7.6, with a duly executed subscription in the form attached to this Warrant, together with payment in full of the Exercise Price for the shares of Underlying Common Stock as to which this Warrant is submitted for exercise. Any such payment of the Exercise Price shall be in cash or by check payable to the order of the Company.

          If this Warrant is exercised for less than all of the Underlying Shares, this Warrant shall be surrendered and a new Warrant of the same tenor and date and for the remaining number of Underlying Shares shall be executed by the Company, which shall register such new Warrant in such name or names as may be directed in writing by the Holder and deliver the new Warrant to the Person or Persons entitled to receive the same.

          Upon surrender of this Warrant in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant appropriate evidence of ownership of any Underlying Shares or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, such name or names as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the Person or Persons entitled to receive the same.

     Notwithstanding anything to the contrary contained herein, upon exercise of this Warrant by any Holder, in lieu of delivery to the Holder of the Underlying Shares issuable on account thereof pursuant to the terms hereof, the Company may, in its discretion, pay the Holder in cash in immediately available funds the Fair Market Value (as defined in Section 3.1(f) hereof) of such Underlying Shares.

          2.3.   Compliance with Securities Act.
                 ------------------------------

          (a) This Warrant may not be exercised and neither this Warrant nor any Underlying Shares may be sold, transferred or otherwise disposed of (any such sale, transfer or other disposition, a "sale"), except in compliance with
                                             ----
this Section 2.3.

          (b) A Holder may exercise this Warrant if it is an "accredited investor", as defined in Regulation D under the Securities Act, and, subject to the provisions of Section 2.4 hereof, a Holder may sell this Warrant or Underlying Shares to any entity which is a member of Funding Enterprises LLC or any transferee that is an "accredited investor", provided that:

          (i) such transferee represents that it is acquiring the Underlying Shares (in the case of an exercise) or this Warrant or Underlying Shares (in the case of a sale) for its own account and that it is not acquiring such Underlying Shares or this Warrant with a view to, or for offer or sale in connection with, any distribution thereof (within the meaning of the Securities Act) that would be in violation of the securities laws of the United States or any state thereof, but subject, nevertheless, to the disposition of its property being at all times within its control; and

          (ii)   such transferee agrees to be bound by the provisions of this
     Section 2.3 with respect to any exercise of this Warrant and any sale of this Warrant or Underlying Shares.

          (c) In the event of a proposed exercise or sale that does not qualify under Section 2.3(b), a Holder may exercise this Warrant or sell this Warrant or Underlying Shares only if:

          (i) such Holder gives written notice to the Company of its intention to exercise or effect such sale, which notice (A) shall describe the manner of circumstances of the proposed transaction in reasonable detail and (B) shall designate the counsel for such Holder; and

          (ii) counsel for the Holder and counsel for the Company shall render an opinion to the effect that such proposed exercise or sale may be effected without registration under the Securities Act or under applicable blue sky laws.

3.   ADJUSTMENTS.

          3.1.   Adjustments.  The Exercise Price and the number of Underlying
                 -----------
Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows:

          (a)    Stock Dividends; Stock Splits; Reverse Stock Splits;
                 ----------------------------------------------------
Reclassifications.  In case the Company shall (i) pay a dividend or make any
-----------------
other distribution with respect to any class of Common Stock in shares of its capital stock, (ii) subdivide any class of the Common Stock, (iii) combine any class of the Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of any class of Common Stock (including any such reclassification in connection with a merger, consolidation or other business combination in which the Company is the continuing corporation) the number of Underlying Shares issuable upon exercise of this Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination shall be adjusted so that the holder of this Warrant shall thereafter be entitled to receive the kind and number of shares of Common Stock or other securities of the Company that such Holder would have owned or have been entitled to receive after the happening of any of the events described above, had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Section 3.1(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

          (b)    Rights; Options; Warrants.  In case the Company shall issue
                 -------------------------
rights, options, warrants or convertible or exchangeable securities (other than a convertible or exchangeable security subject to Section 3.1(a)) to all holders of any class of the Common Stock then outstanding, entitling them to subscribe for or purchase Common Stock at a price per share that is lower (at the record date for such issuance) than the Fair Market Value per share of such Common Stock, the number of shares of Common Stock thereafter issuable upon the exercise of this Warrant shall be determined by adding the number of shares of Common Stock theretofore issuable upon exercise of this Warrant to the product of (x) the Cheap Stock Issued, multiplied by (y) the Ownership Ratio. Such adjustment shall be made whenever such rights, options, warrants or convertible or exchangeable securities are issued, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights, options, warrants or convertible or exchangeable securities.

          For purposes of this Section 3.1(b), (i) the "Cheap Stock Issued"
                                                        ------------------
shall be the number of additional shares of any Common Stock offered by the Company for subscription or purchase as described above minus the number of shares of Common Stock that the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the then Fair Market Value per share of Common Stock and (ii) the "Ownership Ratio" shall be a fraction,
                                        ---------------
the numerator of which shall be the number of shares of Common Stock theretofore issuable upon exercise of this Warrant and the denominator of which shall be the number of shares of Common Stock then outstanding on the date of issuance of (and entitled to receive) such rights, options, warrants or convertible or exchangeable securities.

          (c)    Mergers; Consolidations; Asset Sales.  In case of the
                 ------------------------------------
consolidation of the Company with or the merger of the Company with or into any other Person or any other business combination of the Company with any other Person, other than those described in Section 3.1(a), or the sale of all or substantially all of the properties and assets of the Company to any other Person, this Warrant shall thereupon be exercisable, upon the terms and conditions specified herein and upon payment of the Exercise Price, for the number of shares of stock or other securities or property to which the Underlying Shares issuable upon exercise of this Warrant at the time of such event would have been entitled if such exercise had taken place, and, if necessary, the provisions set forth in this Section 3.1 shall be deemed adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant

          (d)    Distribution of Debt, Assets, Subscription Rights or
                 ----------------------------------------------------
Convertible Securities.  In case the Company shall fix a record date for the
----------------------
making of a distribution to all holders of shares of its Common Stock of evidence of indebtedness of the Company, of assets (other than cash dividends payable out of earnings and profits arising after the date hereof) or securities (excluding those referred to in Sections 31.(a) and 3.1(b)) (any such evidence of indebtedness, assets or securities, the "assets or securities"), then in each
                                            --------------------
case the Holder upon the exercise of this Warrant, shall be entitled to receive in addition to the Underlying Shares, (i) the assets or securities to which such Holder would have been entitled as a holder of Common Stock if such Holder had exercised this Warrant immediately prior to the record date for such distribution and (ii) any income earned on the assets or securities distributed from the distribution date to the date of exercise or repurchase, as the case may be, less the Exercise Price then in effect. At the time of any such distribution, the Company shall either (A) deposit the assets or securities payable to the Holder pursuant hereto in trust for the Holder with an "eligible institution" with instructions as to the investment of such property and any proceeds therefrom so as to protect the value of such property for the Holder or
(B) distribute to the Holder the assets or securities to which it would be entitled upon exercise and, upon any such distribution pursuant to this Clause
(B), the provisions of this Section 3.1(d) shall no longer apply to such event. Such election shall be made by the Company giving written notice thereof to the Holder.

          For purposes of this Section 3.1(d), the term "eligible institution"
                                                         --------------------
shall mean a corporation organized and doing business under the laws of the United States of America or of any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to the supervision or examination by Federal or state authority.

          (e)    Expiration of Rights, Options and Conversion Privileges.  Upon
                 -------------------------------------------------------
the expiration of any rights, options, warrants or conversion or exchange privileges that have previously resulted in an adjustment hereunder, if any thereof shall not have been exercised, the Exercise Price and the number of Underlying Shares issuable upon the exercise of this Warrant shall, upon such expiration, be readjusted and shall thereafter, upon any future exercise, be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; provided further that no such
                                          -------- -------
readjustment shall have the effect or increasing the Exercise Price by an amount, or decreasing the number of Underlying Shares issuable upon exercise of this Warrant by a number, in excess of the amount or number of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights.

          (f)    Fair Market Value.  For the purposes of any computation
                 -----------------
hereunder, the Fair Market Value per share of Common Stock or of any other equity security (herein collectively referred to as a "security") at the date
                                                       --------
herein specified shall be the value of the security (i) determined in good faith by the last reported closing sale price of the Common Stock in an arm's length transaction the closing of which shall have occurred within the six months preceding such date, or (ii) if no such transaction shall have occurred within such six-month period, determined as of such date by an independent investment banking firm.

          (g)    Adjustment of Exercise Price.  Whenever the number of shares of
                 ----------------------------
Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in Section 3.1(a) and (b), the Exercise Price for each Underlying Share payable upon exercise of this Warrant shall be adjusted (calculated to the nearest $.0001) so that it shall equal the price determined by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Underlying Shares issuable upon the exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Underlying Shares so issuable immediately thereafter.

          (h)    De Minimis Adjustments.  No adjustment in the number of shares
                 ----------------------
of Common Stock issuable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Underlying Shares purchasable upon an exercise of this Warrant; provided,
                                                                   --------
however, that any adjustments which by reason of this Section 3.1(h) are not
-------
required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.

          3.2.   Notice of Adjustment.  Whenever the number of Underlying Shares
                 --------------------
or other stock or property issuable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by first class mail, postage prepaid, to the Holder notice of such adjustment or adjustments and shall deliver to the Holder a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Underlying Shares or other stock or property issuable upon the exercise of this Warrant and the Exercise Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

          3.3.   Statement on Warrants.  Irrespective of any adjustment in the
                 ---------------------
Exercise Price or the number or kind of shares issuable upon the exercise of this Warrant, Warrants theretofore or thereafter issued in respect hereof may continue to express the same price and number and kind of shares as are stated herein.

          3.4.   Fractional Interest. The Company shall issue fractional shares
                 -------------------
of Common Stock on the exercise of this Warrant. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full shares of Common Stock which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented.

          3.5.   Minimum Exercise Price.  Notwithstanding the foregoing, the
                 ----------------------
Exercise Price shall not be less than the par value of the Common Stock for which this Warrant is exercisable.

4.   WARRANT TRANSFER BOOKS.

          This Warrant shall be issued in registered form only. The Company shall keep at its principal office at Hangar No. 17, JFK International Airport, Jamaica, NY 11430, or at the office or agency designated by the Company and notified to the Holder in accordance with Section 7.6, a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Warrants and of transfers or exchanges of Warrants as herein provided.

          At the option of the Holder, this Warrant may be exchanged at such office, and upon payment of the charges hereinafter provided. Whenever this Warrant is so surrendered for exchange, the Company shall execute and deliver the Warrant or Warrants that the Holder making the exchange is entitled to receive.

          All Warrants issued upon any registration of transfer or exchange of this Warrant shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits as this Warrant.

          This Warrant, if surrendered for registration of transfer or exchange, shall (if so required by the Company) be duly endorsed, or be accompanied by a written instrument of assignment in the form attached hereto or otherwise satisfactory to the Company, duly executed by the Holder or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of this Warrant. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of this Warrant.

          This Warrant, when duly endorsed in blank, shall be deemed negotiable and when this Warrant shall have been so endorsed, the Holder thereof may be treated by the Company and all other persons dealing therewith as the absolute owner thereof for any purpose and as the Person entitled to exercise the rights represented thereby, or to the transfer thereof on the register of the Company, any notice to the contrary notwithstanding; but until such transfer on such register, the Company may treat the registered Holder thereof as the owner for all purposes.

5.   NO VOTING RIGHTS; LIMITATION OF LIABILITY.

          Prior to the exercise of this Warrant, the Holder, as such, shall not be entitled to any rights of a stockholder or the Company, including, without limitation, the right to vote, to consent, to exercise any preemptive right, to receive any notices of meetings of stockholders for the election of directors of the Company or any other matter or to receive any notice of any proceedings of the Company, except as may be specifically provided for herein or in any other agreement between the Holder and the Company.

          No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by the creditors of the Company.

6. RESERVATION OF COMMON STOCK FOR ISSUANCE ON EXERCISE OF WARRANTS; NO IMPAIRMENT.

          The Company covenants that it will at all times reserve and keep available, free from pre-emptive rights out of its authorized but unissued Common Stock, solely for the purpose of issue upon exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of Common Stock which shall be so issuable shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

          The Company shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

          Before taking any action which would cause an adjustment reducing the Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of this Warrant, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Exercise Price.

          Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

7.   MISCELLANEOUS.

          7.1.   Notice Upon Payment of Dividends or Distributions. Prior to the
                 -------------------------------------------------
record date for any dividend or other distribution payable in cash, property, or capital stock of the Company, or any division of the net assets of the Company, or any division of the net assets of the Company among the holders of Common Stock in the event of the liquidation, dissolution or winding up of the Company, the Company shall provide written notice thereof to each holder of Warrants and each such holder shall have a reasonable opportunity to exercise such Warrants prior to such record date and any shares of Common Stock issued upon the exercise of such Warrants shall be considered to be issued and outstanding as of such record date.

          7.2.   Payments to the Holder. Unless otherwise specifically provided
                 ----------------------
herein, the Company shall distribute any money due and owing to the Holder by mailing by first-class mail a check in such amount as is appropriate, to the Holder at the address shown on the Warrant register of the Company, or as it may be otherwise directed in writing by the Holder, upon surrender of the Holder"s Warrant.

          7.3.   Payment of Taxes.  The Company shall pay all taxes and other
                 ----------------
governmental charges that may be imposed on the Company or on this Warrant or on any securities deliverable upon exercise of this Warrant (other than taxes based on net income). The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Underlying Shares or other securities underlying this Warrant or payment of cash to any Person other than the Holder of this Warrant when it is surrendered upon the exercise of this Warrant, and in case of such transfer or payment, the Company shall not be required to issue any stock certificate or pay any cash until such tax or charge has been paid or it has been established to the Company"s satisfaction that no such tax or other charge is due.

          7.4.   Surrender of Certificates. When this Warrant is surrendered for
                 -------------------------
exercise to the Company, it shall be promptly canceled by the Company and shall not be reissued.

          7.5.   Mutilated, Destroyed, Lost or Stolen Warrant.  If (a) this
                 --------------------------------------------
Warrant is mutilated and is surrendered to the Company or (b) the Company receives evidence to its reasonable satisfaction of the destruction, loss or theft of this Warrant, and there is delivered to the Company such security or indemnity as may reasonably be required by it to save it harmless, then, in the absence of notice to the Company that this Warrant has been acquired by a bona fide purchaser, the Company shall execute and deliver, in exchange for any such mutilated Warrant or in lieu of any such destroyed, lost or stolen Warrant, a new Warrant of like tenor and for a like aggregate number of Underlying Shares.

          Upon issuance of any new Warrant under this Section 7.5, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the reasonable fees and expenses of counsel to the Company) in connection therewith.

          Every new Warrant executed and delivered pursuant to this Section 7.5 in lieu of any destroyed, lost or stolen Warrant shall constitute an original contractual obligation of the Company, whether or not the destroyed, lost or stolen Warrant shall be at any time enforceable by anyone.

          The provisions of this Section 7.5 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of a mutilated, destroyed, lost or stolen Warrant.

          7.6.   Notices.  Any notice, demand or delivery authorized by this
                 -------
Warrant shall be sufficiently given or made when personally delivered or when mailed if sent by first-class mail, postage prepaid, addressed to any Holder at such Holder"s address shown on the register of the Company maintained by the Company and to the Company as follows:


                              Tower Air, Inc.
                              Hangar No. 17
                              JFK International Airport
                              Jamaica, NY 11430
                              Attn:  Chief Executive Officer

or such other address as shall have been furnished to the Holder.

          7.7.   Applicable Law. This Warrant and all rights arising hereunder
                 --------------
shall be governed by the laws of the State of New York with respect to contracts made and to be performed entirely within such State.

          7.8.   Persons Benefitting.  This Warrant shall be binding upon and
                 -------------------
inure to the benefit of the Company and its successors, and assigns, and the Holders and its successors and assigns from time to time of this Warrant. Nothing in this Warrant is intended or shall be construed to confer upon any Person, other than the Company, and any Holder of this Warrant, any right, remedy or claim under or by reason of this Warrant or any part hereof.

          7.9.   Headings. The descriptive headings of the several Sections of
                 --------
this Warrant are inserted for convenience and shall not control or affect the meaning or construction of any of the provisions hereof.


Dated As of February 6, 1998

                                        TOWER AIR, INC.



                                        By:___________________________________
                                             Name:
                                             Title:

                                                                       EXHIBIT A


                               Subscription Form
                               -----------------

               (To be executed only upon exercise of the Warrant
                             in whole or in part)


To the Company:


          The undersigned registered holder of the accompanying Warrant hereby irrevocably exercises such Warrant or portion thereof for, and purchases thereunder, _______________* Underlying Shares (as defined in such Warrant) and herewith makes payment therefor of $____________. The undersigned requests that the certificates for such Underlying Shares be issued in the name of, and delivered to, ________________________, whose address is
_________________________________________.

Dated:



                                   ____________________________________
                                   (Name must conform to name of holder
                                   as specified on the face of the Warrant)



                                   ____________________________________
                                              (Street Address)



                                   ____________________________________
                                   (City)    (State)    (Zip Code)


____________________

     * Insert the number of Underlying Shares as to which this Warrant is being exercised. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of this Warrant, to the Holder surrendering the same.

                                ASSIGNMENT FORM
                                ---------------


     FOR VALUE RECEIVED, the undersigned _______________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrants with respect to the number of shares of the Common Stock covered thereby set forth below, unto:



Name of Assignee              Address                  No. of Shares
----------------              -------                  -------------




                                        ___________________________________



                                        By:________________________________
                                             Name:
                                             Title:



                                        Witness:____________________________

                                    WARRANT



                     TO PURCHASE SHARES OF COMMON STOCK OF




                                TOWER AIR, INC.





                                 WARRANT NO. 4
                               NO. OF SHARES OF
                             COMMON STOCK: 600,000

                                 TABLE OF CONTENTS
                                 -----------------

1.   DEFINITIONS........................................................   1

2.   EXERCISE OF WARRANT................................................   2
               2.1.   Exercise of Warrant...............................   2
                      ---------------------------------------------
               2.2.   Method of Exercise; Payment of Exercise Price.....   2
                      ---------------------------------------------
               2.3.   Compliance with Securities Act....................   2
                      ---------------------------------------------

3.   ADJUSTMENTS........................................................   3
               3.1.  Adjustments........................................   3
                     ------------------------
               3.2.  Notice of Adjustment...............................   6
                     ------------------------
               3.3.  Statement on Warrants..............................   6
                     ------------------------
               3.4.  Fractional Interest................................   6
                     ------------------------
               3.5.  Minimum Exercise Price.............................   7
                     ------------------------

4.   WARRANT TRANSFER BOOKS.............................................   7

5.   NO VOTING RIGHTS; LIMITATION OF LIABILITY..........................   8

6.   RESERVATION OF COMMON STOCK FOR ISSUANCE ON EXERCISE OF
     WARRANTS; NO IMPAIRMENT............................................   8

7.   MISCELLANEOUS......................................................   9
               7.2.  Payments to the Holder.............................   9
                     ----------------------------------------------
               7.3.  Payment of Taxes...................................   9
                     ----------------------------------------------
               7.4.  Surrender of Certificates..........................   9
                     ----------------------------------------------
               7.5.  Mutilated, Destroyed, Lost or Stolen Warrant.......   9
                     ----------------------------------------------
               7.6.  Notices............................................  10
                     ----------------------------------------------
               7.7.  Applicable Law.....................................  10
                     ----------------------------------------------
               7.8.  Persons Benefitting................................  10
                     ----------------------------------------------
               7.9.  Headings...........................................  11
                     ----------------------------------------------

     THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND NEITHER THE WARRANTS NOR ANY INTEREST THEREIN MAY BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREUNDER.




                         WARRANT TO PURCHASE SHARES OF
                           COMMON STOCK OF TOWER AIR


No. of shares of
Common Stock: 600,000                                       Warrant No. 4


          This certifies that MORRIS K. NACHTOMI or registered assigns, is entitled to purchase from TOWER AIR, INC. a Delaware corporation (the "Company")
                                                                       -------
SIX HUNDRED THOUSAND (600,000) shares of Common Stock, par value $.01, of the Company, at the exercise price of $5.00 per share (the "Exercise Price"),
                                                        --------------
subject to adjustment as provided herein, all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.   DEFINITIONS.

          Capitalized terms used herein have the following meanings (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

          Common Stock: voting Common Stock of the Company and any other capital
          ------------
stock of the Company into which such shares of common stock may be converted or reclassified or that may be issued in respect of, in exchange for, or in substitution of, such shares of common stock by reason of any stock splits, stock dividends, distributions, mergers, consolidations or other like events.

          Company: the meaning set forth in the preamble to this Warrant and its
          -------
successors and assigns.

          Exercise Price: the meaning set forth in the preamble hereto, as the
          --------------
same may be adjusted pursuant to the terms hereof.

          Expiration Date: means February 5, 2008.
          ---------------

          Holders: from time to time, the holders of the Warrants.
          -------

          Underlying Shares: the shares of Common Stock issuable or issued upon
          -----------------
the exercise of this Warrant.

2.   EXERCISE OF WARRANT.


          2.1.   Exercise of Warrant.  Subject to the terms and conditions set
                 -------------------
forth herein, this Warrant shall be exercisable, in whole or in part, at any time or from time to time on any Business Day and until 5:00 p.m., New York time, on the Expiration Date.

          2.2.   Method of Exercise; Payment of Exercise Price.  In order to
                 ---------------------------------------------
exercise this Warrant in whole or in part, the Holder of this Warrant must surrender this Warrant to the Company at its principal office at Hangar No. 17, JFK International Airport, Jamaica, NY 11430 or at the office or agency designated by the Company of which the Holder has been notified in accordance with Section 7.6, with a duly executed subscription in the form attached to this Warrant, together with payment in full of the Exercise Price for the shares of Underlying Common Stock as to which this Warrant is submitted for exercise. Any such payment of the Exercise Price shall be in cash or by check payable to the order of the Company.

          If this Warrant is exercised for less than all of the Underlying Shares, this Warrant shall be surrendered and a new Warrant of the same tenor and date and for the remaining number of Underlying Shares shall be executed by the Company, which shall register such new Warrant in such name or names as may be directed in writing by the Holder and deliver the new Warrant to the Person or Persons entitled to receive the same.

          Upon surrender of this Warrant in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant appropriate evidence of ownership of any Underlying Shares or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, such name or names as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the Person or Persons entitled to receive the same.

     Notwithstanding anything to the contrary contained herein, upon exercise of this Warrant by any Holder, in lieu of delivery to the Holder of the Underlying Shares issuable on account thereof pursuant to the terms hereof, the Company may, in its discretion, pay the Holder in cash in immediately available funds the Fair Market Value (as defined in Section 3.1(f) hereof) of such Underlying Shares.


          2.3.   Compliance with Securities Act.
                 ------------------------------

          (a) This Warrant may not be exercised and neither this Warrant nor any Underlying Shares may be sold, transferred or otherwise disposed of (any such sale, transfer or other disposition, a "sale"), except in compliance with
                                             ----
this Section 2.3.

          (b) A Holder may exercise this Warrant if it is an "accredited investor", as defined in Regulation D under the Securities Act, and, subject to the provisions of Section 2.4 hereof, a Holder may sell this Warrant or Underlying Shares to any entity which is a member of Funding Enterprises LLC or any transferee that is an "accredited investor", provided that:


          (i) such transferee represents that it is acquiring the Underlying Shares (in the case of an exercise) or this Warrant or Underlying Shares (in the case of a sale) for its own account and that it is not acquiring such Underlying Shares or this Warrant with a view to, or for offer or sale in connection with, any distribution thereof (within the meaning of the Securities Act) that would be in violation of the securities laws of the United States or any state thereof, but subject, nevertheless, to the disposition of its property being at all times within its control; and

          (ii)   such transferee agrees to be bound by the provisions of this
     Section 2.3 with respect to any exercise of this Warrant and any sale of this Warrant or Underlying Shares.

          (c) in the event of a proposed exercise or sale that does not qualify under Section 2.3(b), a Holder may exercise this Warrant or sell this Warrant or Underlying Shares only if:

          (i) such Holder gives written notice to the Company of its intention to exercise or effect such sale, which notice (A) shall describe the manner of circumstances of the proposed transaction in reasonable detail and (B) shall designate the counsel for such Holder; and

          (ii) counsel for the Holder and counsel for the Company shall render an opinion to the effect that such proposed exercise or sale may be effected without registration under the Securities Act or under applicable blue sky laws.

3.   ADJUSTMENTS.


          3.1.   Adjustments.  The Exercise Price and the number of Underlying
                 -----------
Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows:

          (a)    Stock Dividends; Stock Splits; Reverse Stock Splits;
                 ----------------------------------------------------
Reclassifications.  In case the Company shall (i) pay a dividend or make any
-----------------
other distribution with respect to any class of Common Stock in shares of its capital stock, (ii) subdivide any class of the Common Stock, (iii) combine any class of the Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of any class of Common Stock (including any such reclassification in connection with a merger, consolidation or other business combination in which the Company is the continuing corporation) the number of Underlying Shares issuable upon exercise of this Warrant immediately prior to the record date for such dividend or distribution or the effective date of such subdivision or combination shall be adjusted so that the holder of this Warrant shall thereafter be entitled to receive the kind and number of shares of Common Stock or other securities of the Company that such Holder would have owned or have been entitled to receive after the happening of any of the events described above, had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Section 3.1(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

          (b)    Rights; Options; Warrants.  In case the Company shall issue
                 -------------------------
rights, options, warrants or convertible or exchangeable securities (other than a convertible or exchangeable security subject to Section 3.1(a)) to all holders of any class of the Common Stock then outstanding, entitling them to subscribe for or purchase Common Stock at a price per share that is lower (at the record date for such issuance) than the Fair Market Value per share of such Common Stock, the number of shares of Common Stock thereafter issuable upon the exercise of this Warrant shall be determined by adding the number of shares of Common Stock theretofore issuable upon exercise of this Warrant to the product of (x) the Cheap Stock Issued, multiplied by (y) the Ownership Ratio. Such adjustment shall be made whenever such rights, options, warrants or convertible or exchangeable securities are issued, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights, options, warrants or convertible or exchangeable securities.

          For purposes of this Section 3.1(b), (i) the "Cheap Stock Issued"
                                                        ------------------
shall be the number of additional shares of any Common Stock offered by the Company for subscription or purchase as described above minus the number of shares of Common Stock that the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the then Fair Market Value per share of Common Stock and (ii) the "Ownership Ratio" shall be a fraction,
                                        ---------------
the numerator of which shall be the number of shares of Common Stock theretofore issuable upon exercise of this Warrant and the denominator of which shall be the number of shares of Common Stock then outstanding on the date of issuance of (and entitled to receive) such rights, options, warrants or convertible or exchangeable securities.

          (c)    Mergers; Consolidations; Asset Sales.  In case of the
                 ------------------------------------
consolidation of the Company with or the merger of the Company with or into any other Person or any other business combination of the Company with any other Person, other than those described in Section 3.1(a), or the sale of all or substantially all of the properties and assets of the Company to any other Person, this Warrant shall thereupon be exercisable, upon the terms and conditions specified herein and upon payment of the Exercise Price, for the number of shares of stock or other securities or property to which the Underlying Shares issuable upon exercise of this Warrant at the time of such event would have been entitled if such exercise had taken place, and, if necessary, the provisions set forth in this Section 3.1 shall be deemed adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant.

          (d)    Distribution of Debt, Assets, Subscription Rights or
                 ----------------------------------------------------
Convertible Securities. In case the Company shall fix a record date for the
----------------------
making of a distribution to all holders of shares of its Common Stock of evidence of indebtedness of the Company, of assets (other than cash dividends payable out of earnings and profits arising after the date hereof) or securities (excluding those referred to in Sections 31.(a) and 3.1(b)) (any such evidence of indebtedness, assets or securities, the "assets or securities"), then in each
                                            --------------------
case the Holder upon the exercise of this Warrant, shall be entitled to receive in addition to the Underlying Shares, (i) the assets or securities to which such Holder would have been entitled as a holder of Common Stock if such Holder had exercised this Warrant immediately prior to the record date for such distribution and (ii) any income earned on the assets or securities distributed from the distribution date to the date of exercise or repurchase, as the case may be, less the Exercise Price then in effect. At the time of any such distribution, the Company shall either (A) deposit the assets or securities payable to the Holder pursuant hereto in trust for the Holder with an "eligible institution" with instructions as to the investment of such property and any proceeds therefrom so as to protect the value of such property for the Holder or
(B) distribute to the Holder the assets or securities to which it would be entitled upon exercise and, upon any such distribution pursuant to this Clause
(B), the provisions of this Section 3.1(d) shall no longer apply to such event. Such election shall be made by the Company giving written notice thereof to the Holder.

          For purposes of this Section 3.1(d), the term "eligible institution"
                                                         --------------------
shall mean a corporation organized and doing business under the laws of the United States of America or of any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to the supervision or examination by Federal or state authority.

          (e)    Expiration of Rights, Options and Conversion Privileges.  Upon
                 -------------------------------------------------------
the expiration of any rights, options, warrants or conversion or exchange privileges that have previously resulted in an adjustment hereunder, if any thereof shall not have been exercised, the Exercise Price and the number of Underlying Shares issuable upon the exercise of this Warrant shall, upon such expiration, be readjusted and shall thereafter, upon any future exercise, be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; provided further that no such
                                          -------- -------
readjustment shall have the effect or increasing the Exercise Price by an amount, or decreasing the number of Underlying Shares issuable upon exercise of this Warrant by a number, in excess of the amount or number of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights.

          (f)    Fair Market Value.  For the purposes of any computation
                 -----------------
hereunder, the Fair Market Value per share of Common Stock or of any other equity security (herein collectively referred to as a "security") at the date
                                                       --------
herein specified shall be the value of the security (i) determined in good faith by the last reported closing sale price of the Common Stock in an arm"s length transaction the closing of which shall have occurred within the six months preceding such date, or (ii) if no such transaction shall have occurred within such six-month period, determined as of such date by an independent investment banking firm.

          (g)    Adjustment of Exercise Price.  Whenever the number of shares of
                 ----------------------------
Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in Section 3.1(a) and (b), the Exercise Price for each Underlying Share payable upon exercise of this Warrant shall be adjusted (calculated to the nearest $.0001) so that it shall equal the price determined by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Underlying Shares issuable upon the exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Underlying Shares so issuable immediately thereafter.

          (h)    De Minimis Adjustments.  No adjustment in the number of shares
                 ----------------------
of Common Stock issuable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Underlying Shares purchasable upon an exercise of this Warrant; provided,
                                                                   --------
however, that any adjustments which by reason of this Section 3.1(h) are not
-------
required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-thousandth of a share.

          3.2.   Notice of Adjustment.  Whenever the number of Underlying Shares
                 --------------------
or other stock or property issuable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by first class mail, postage prepaid, to the Holder notice of such adjustment or adjustments and shall deliver to the Holder a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Underlying Shares or other stock or property issuable upon the exercise of this Warrant and the Exercise Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

          3.3.   Statement on Warrants.  Irrespective of any adjustment in the
                 ---------------------
Exercise Price or the number or kind of shares issuable upon the exercise of this Warrant, Warrants theretofore or thereafter issued in respect hereof may continue to express the same price and number and kind of shares as are stated herein.

          3.4.   Fractional Interest.  The Company shall issue fractional shares
                 -------------------
of Common Stock on the exercise of this Warrant. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full shares of Common Stock which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented.

          3.5.   Minimum Exercise Price.  Notwithstanding the foregoing, the
                 ----------------------
Exercise Price shall not be less than the par value of the Common Stock for which this Warrant is exercisable.

4.   WARRANT TRANSFER BOOKS.

          This Warrant shall be issued in registered form only. The Company shall keep at its principal office at Hangar No. 17, JFK International Airport, Jamaica, NY 11430, or at the office or agency designated by the Company and notified to the Holder in accordance with Section 7.6, a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Warrants and of transfers or exchanges of Warrants as herein provided.

          At the option of the Holder, this Warrant may be exchanged at such office, and upon payment of the charges hereinafter provided. Whenever this Warrant is so surrendered for exchange, the Company shall execute and deliver the Warrant or Warrants that the Holder making the exchange is entitled to receive.

          All Warrants issued upon any registration of transfer or exchange of this Warrant shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits as this Warrant.

          This Warrant, if surrendered for registration of transfer or exchange, shall (if so required by the Company) be duly endorsed, or be accompanied by a written instrument of assignment in the form attached hereto or otherwise satisfactory to the Company, duly executed by the Holder or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of this Warrant. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of this Warrant.

          This Warrant, when duly endorsed in blank, shall be deemed negotiable and when this Warrant shall have been so endorsed, the Holder thereof may be treated by the Company and all other persons dealing therewith as the absolute owner thereof for any purpose and as the Person entitled to exercise the rights represented thereby, or to the transfer thereof on the register of the Company, any notice to the contrary notwithstanding; but until such transfer on such register, the Company may treat the registered Holder thereof as the owner for all purposes.

5.   NO VOTING RIGHTS; LIMITATION OF LIABILITY.

          Prior to the exercise of this Warrant, the Holder, as such, shall not be entitled to any rights of a stockholder or the Company, including, without limitation, the right to vote, to consent, to exercise any preemptive right, to receive any notices of meetings of stockholders for the election of directors of the Company or any other matter or to receive any notice of any proceedings of the Company, except as may be specifically provided for herein or in any other agreement between the Holder and the Company.

          No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by the creditors of the Company.

6. RESERVATION OF COMMON STOCK FOR ISSUANCE ON EXERCISE OF WARRANTS; NO IMPAIRMENT.

          The Company covenants that it will at all times reserve and keep available, free from pre-emptive rights out of its authorized but unissued Common Stock, solely for the purpose of issue upon exercise of this Warrant as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of this Warrant. The Company covenants that all shares of Common Stock which shall be so issuable shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

          The Company shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

          Before taking any action which would cause an adjustment reducing the Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of this Warrant, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Exercise Price.

          Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

7.   MISCELLANEOUS.

          7.1.   Notice Upon Payment of Dividends or Distributions.  Prior to
                 -------------------------------------------------
the record date for any dividend or other distribution payable in cash, property, or capital stock of the Company, or any division of the net assets of the Company, or any division of the net assets of the Company among the holders of Common Stock in the event of the liquidation, dissolution or winding up of the Company, the Company shall provide written notice thereof to each holder of Warrants and each such holder shall have a reasonable opportunity to exercise such Warrants prior to such record date and any shares of Common Stock issued upon the exercise of such Warrants shall be considered to be issued and outstanding as of such record date.

          7.2.   Payments to the Holder.  Unless otherwise specifically provided
                 ----------------------
herein, the Company shall distribute any money due and owing to the Holder by mailing by first-class mail a check in such amount as is appropriate, to the Holder at the address shown on the Warrant register of the Company, or as it may be otherwise directed in writing by the Holder, upon surrender of the Holder"s Warrant.

          7.3.   Payment of Taxes.  The Company shall pay all taxes and other
                 ----------------
governmental charges that may be imposed on the Company or on this Warrant or on any securities deliverable upon exercise of this Warrant (other than taxes based on net income). The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Underlying Shares or other securities underlying this Warrant or payment of cash to any Person other than the Holder of this Warrant when it is surrendered upon the exercise of this Warrant, and in case of such transfer or payment, the Company shall not be required to issue any stock certificate or pay any cash until such tax or charge has been paid or it has been established to the Company"s satisfaction that no such tax or other charge is due.

          7.4.   Surrender of Certificates.  When this Warrant is surrendered
                 -------------------------
for exercise to the Company, it shall be promptly canceled by the Company and shall not be reissued.

          7.5.   Mutilated, Destroyed, Lost or Stolen Warrant.  If (a) this
                 --------------------------------------------
Warrant is mutilated and is surrendered to the Company or (b) the Company receives evidence to its reasonable satisfaction of the destruction, loss or theft of this Warrant, and there is delivered to the Company such security or indemnity as may reasonably be required by it to save it harmless, then, in the absence of notice to the Company that this Warrant has been acquired by a bona fide purchaser, the Company shall execute and deliver, in exchange for any such mutilated Warrant or in lieu of any such destroyed, lost or stolen Warrant, a new Warrant of like tenor and for a like aggregate number of Underlying Shares.

          Upon issuance of any new Warrant under this Section 7.5, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the reasonable fees and expenses of counsel to the Company) in connection therewith.

          Every new Warrant executed and delivered pursuant to this Section 7.5 in lieu of any destroyed, lost or stolen Warrant shall constitute an original contractual obligation of the Company, whether or not the destroyed, lost or stolen Warrant shall be at any time enforceable by anyone.

          The provisions of this Section 7.5 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of a mutilated, destroyed, lost or stolen Warrant.

          7.6.   Notices.  Any notice, demand or delivery authorized by this
                 -------
Warrant shall be sufficiently given or made when personally delivered or when mailed if sent by first-class mail, postage prepaid, addressed to any Holder at such Holder"s address shown on the register of the Company maintained by the Company and to the Company as follows:

                         Tower Air, Inc.
                         Hangar No. 17
                         JFK International Airport
                         Jamaica, NY 11430
                         Attn:  Chief Executive Officer

or such other address as shall have been furnished to the Holder.

          7.7.   Applicable Law.  This Warrant and all rights arising hereunder
                 --------------
shall be governed by the laws of the State of New York with respect to contracts made and to be performed entirely within such State.

          7.8.   Persons Benefitting.  This Warrant shall be binding upon and
                 -------------------
inure to the benefit of the Company and its successors, and assigns, and the Holders and its successors and assigns from time to time of this Warrant. Nothing in this Warrant is intended or shall be construed to confer upon any Person, other than the Company, and any Holder of this Warrant, any right, remedy or claim under or by reason of this Warrant or any part hereof.

          7.9.   Headings.  The descriptive headings of the several Sections of
                 --------
this Warrant are inserted for convenience and shall not control or affect the meaning or construction of any of the provisions hereof.


Dated As of February 6, 1998

                              TOWER AIR, INC.



                              By:___________________________________
                                    Name:
                                    Title:

                                                                       EXHIBIT A


                                 Subscription Form
                                 -----------------


               (To be executed only upon exercise of the Warrant
                             in whole or in part)


To the Company:


          The undersigned registered holder of the accompanying Warrant hereby irrevocably exercises such Warrant or portion thereof for, and purchases thereunder, _______________* Underlying Shares (as defined in such Warrant) and herewith makes payment therefor of $____________. The undersigned requests that the certificates for such Underlying Shares be issued in the name of, and delivered to, ________________________, whose address is
_________________________________________.


Dated:



                              ____________________________________
                              (Name must conform to name of holder
                              as specified on the face of the Warrant)



                              ____________________________________
                                    (Street Address)



                              ____________________________________
                              (City)    (State)    (Zip Code)


____________________________

     * Insert the number of Underlying Shares as to which this Warrant is being exercised. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of this Warrant, to the Holder surrendering the same.

                                ASSIGNMENT FORM
                                ---------------

     FOR VALUE RECEIVED, the undersigned _______________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrants with respect to the number of shares of the Common Stock covered thereby set forth below, unto:


Name of Assignee      Address      No. of Shares
----------------      -------      -------------




                              __________________________________



                              By:________________________________
                                    Name:
                                    Title:



                              Witness:____________________________

                              OPERATING AGREEMENT
                                      OF
                            FUNDING ENTERPRISES LLC


                                   ARTICLE I

               INITIAL DATE, PARTIES, AUTHORIZATION AND PURPOSE
                               OF THIS AGREEMENT

SECTION 1.01   INITIAL DATE; INITIAL PARTIES

This Agreement is made as of the 5th day of February 1998 and is initially agreed to by Funding Enterprises LLC (the "Company") and all persons who on that date were Members of the Company.

SECTION 1.02 SUBSEQUENT PARTIES; ASSENT AS A PRECONDITION TO BECOMING A MEMBER OR TO OBTAINING RIGHTS TO BECOME A MEMBER

          (a) No Person may become a Member of the Company without first assenting to and signing this Agreement. Any act by the Company to offer or provide Member status, or reflect that status in the Company's Required Records, shall include the condition that the Person becoming a Member first assent to and sign this Agreement.

          (b) If: (i) the Company offers, makes, or signs a Subscription Agreement or any other agreement that permits or requires a Person to make a contribution and become a Member, and (ii) the other party to the Subscription Agreement or other agreement is not already a Member and has not already assented to and signed this Agreement, then the Company's action shall automatically include the condition that the other party assent to and sign this Agreement before that Person actually makes a contribution or becomes a Member.

          (c) The Company is obligated not to accept a contribution from, or accord Member status to, any person who has not first assented to and signed this Agreement. The Company's acceptance of a contribution from a person who has not signed this Agreement does not waive that person's obligation to sign this Agreement.

SECTION 1.03   AUTHORIZATION OF THIS AGREEMENT

This Agreement is made pursuant to the Delaware Limited Liability Company Act, 1994 Del. Laws, Ch. 434, as amended, Del. Code Ann. tit. 6. (S) 18-101 et seq.
                                                                       -- ---
(the "Delaware LLC Act").

                                  ARTICLE II
                                  DEFINITIONS

SECTION 2.01 DEFINITIONS

For purposes of this Agreement, unless the language or context clearly indicates that a different meaning is intended, the words, terms and phrases defined in this section have the following meanings:

     (a) "Act of the Members" has the meaning stated in Section 10.01.

     (b) "Agreement" means this Operating Agreement, as amended from time to time.

     (c) "Capital Account" means the account of any Member or Dissociated Member, maintained as provided in Section 7.02.

     (d) "Capital Interest" means the right of any Member or dissociated Member to be paid the amount in that Member's or Dissociated Member's Capital Account.

     (e) "Code" means the Internal Revenue Code of 1986, as amended.

     (f) "Default Rule" means any provision in the Delaware LLC Act (i) which structures, defines, or regulates the finances, governance, operations, or other aspects of a limited liability company organized under the Delaware LLC Act and
(ii) which applies except to the extent it is negated or modified through the provisions of a limited liability company's articles of organization or operating agreement.

     (g) "Delaware LLC Act" has the meaning stated in Section 1.03.

     (h) "Dissociation of a Member" or "Dissociation" occurs when the Company has notice or knowledge of an event that has terminated a Member's continued Membership in the Company.

     (i) "Financial Rights" means a Member's rights to share in profits and losses, a Member's rights to receive distributions from the Company and a Member's Capital Interest in the Company.

     (j) "Fiscal Year" means the annual period upon which the Company files its federal income tax return.

     (k) "Governance Rights" means all of a Member's rights as a Member in the Company, other than Financial Rights and the right to assign Financial Rights.

     (l) "Majority-In-Interest Consent" means the consent described in Revenue Procedure 94-46. 1994-28 IRB 129, as amended from time to time.

     (m) "Member" means a person who owns at least one Membership Unit and whose ownership of one or more Membership Units is reflected in the Required Records.

     (n) "Membership Unit" has the meaning stated in Section 5.01.

     (o) "Person" includes a natural person, domestic or foreign limited liability company, corporation, partnership, limited partnership, joint venture, association, business trust, estate, trust, enterprise, and any other legal or commercial entity.

     (p) "Required Records" means those records specified in Section 11.01.

     (q) "Subscription Agreement" means an agreement between a Person and the Company pursuant to which the Person agrees to make a capital contribution to the Company and become a member of the Company.

     (r) "Successor LLC" means a limited liability company organized under
Section 15.02 to participate as the surviving organization in a merger with the Company if the Company is dissolved.

     (s) "Termination of the Company" means, as defined in the Delaware LLC Act, the end of the Company's legal existence.

     (t) "Transfer" includes an assignment, sale, conveyance, lease, mortgage, security interest, deed, encumbrance, gift, or other disposition of any kind.

                                  ARTICLE III
                         BACKGROUND OF THIS AGREEMENT

SECTION 3.01 HISTORY AND NATURE OF THE COMPANY

The Company was organized in Delaware and is, and will be, engaged solely in the business of extending financing to Tower Air, Inc., a Delaware corporation ("Tower"), and any other business its Members unanimously choose to pursue.

SECTION 3.02 INTENT OF THIS AGREEMENT

The parties intend this Agreement to control, to the extent stated or fairly implied, the business and affairs of the Company, including the Company's governance structure and the Company's dissolution, winding up and termination, as well as the relations among the Company's Members and persons who have signed Subscription Agreements.

SECTION 3.03 ADVICE OF COUNSEL

Each person signing this Agreement understands that this Agreement contains legally binding provisions, and has had an adequate opportunity to consult with an attorney of his, her or its own choosing.


                                  ARTICLE IV
                        RELATIONSHIP OF THIS AGREEMENT
             TO THE DEFAULT RULES PROVIDED BY THE DELAWARE LLC ACT

SECTION 4.01 RELATIONSHIP OF THIS AGREEMENT TO THE DEFAULT RULES PROVIDED BY THE
             DELAWARE LLC ACT

Regardless of whether any provision of this Agreement specifically refers to a particular Default Rule:

      (a) if any provision of this Agreement conflicts with a Default Rule, the provision of this Agreement controls and the Default Rule is modified or negated accordingly, and

      (b) if it is necessary to construe a Default Rule as modified or negated in order to effectuate any provision of this Agreement, the Default Rule is modified or negated accordingly, and

      (c) with respect to any matter not covered hereunder, the Default Rules shall apply.

                                   ARTICLE V
                CAPITAL STRUCTURE: MEMBERSHIP AND CONTRIBUTIONS

SECTION 5.01 MEMBERSHIP UNITS

       (a) Ownership rights in the Company are reflected in Membership Units, as recorded in the Required Records. Each Membership Unit

           (i) has equal Governance Rights with every other Membership Unit and, in all matters subject to a vote of the Members, has the vote and

           (ii) except as otherwise provided herein, each Membership
Unit has equal rights with every other Membership Unit with respect to sharing of profits and losses and with respect to distributions.

     (b) A Member may Transfer the Member's Financial Rights only as provided in and subject to Section 12.01. A Member may not Transfer any Governance Rights. Transfer of a Member's entire Membership Unit may be made only in compliance with Section 12.02.

     (c) The Company will not issue any certificates of Membership Units, but will, at the written request of a Member, provide a statement of Membership interests, stating the number of Membership Units owned, as well as any effective Transfers of rights under those Units, as of the date the statement is provided.

SECTION 5.02 ISSUANCE OF MEMBERSHIP UNITS BY THE COMPANY

     (a) The Members will determine when and for what consideration the Company will issue Membership Units. For each Member, the Required Records shall state the value and nature of the contribution received by the Company and the number of Membership Units received in return by the Member.

     (b) No Member has the right to make additional contributions or obtain additional Membership Units, and each Member specifically waives any preemptive rights.

SECTION 5.03 NO RIGHT OF COMPANY TO REQUIRE ADDITIONAL CONTRIBUTIONS

The Company has no right to require any Member to make any additional contributions.

SECTION 5.04 COMPANY'S RIGHT TO ACCEPT ADDITIONAL CONTRIBUTIONS LIMITED

The Company may not accept additional contributions, enter into Subscription Agreements, or create or allocate additional Membership Units except as approved by an Act of the Members. To be effective, the approval required by this section must specify the number of Membership Units authorized. The approval may, but need not, specify the amount, nature, and value of the consideration to be received, the identity of the contributor or proposed contributor, a deadline by which the authorized contribution must be received or any other applicable conditions to the approval.

SECTION 5.05 NO RIGHTS OF REDEMPTION OR RETURN OF CONTRIBUTION

No Member has a right to have its Membership Units redeemed or its contribution returned prior to the termination of the Company, even if the Member dissociates prior to termination of the Company. At termination, a Member's right to return of contribution or redemption is subject to Article XV hereof.

                                  ARTICLE VI
              CAPITAL STRUCTURE: PROFITS. LOSSES, DISTRIBUTIONS,
               AND TRANSACTIONS BETWEEN MEMBERS AND THE COMPANY

SECTION 6.01 ALLOCATION OF PROFITS AND LOSSES

      (a) Profits and losses of the Company shall be allocated each fiscal year according to the number of Membership Units owned as reflected in the Required Records.

      (b) For any Membership Unit not owned by the same Person for the entire fiscal year, the allocation will be prorated.

SECTION 6.02 NO RIGHT TO INTERIM DISTRIBUTIONS; ALLOCATION OF INTERIM
             DISTRIBUTION

      (a) No Member has a right to any distribution prior to the termination of the Company.

      (b) Interim distributions, if made, will be allocated according to the number of Membership Units owned, as reflected in the Required Records. For any Membership Unit not owned by the same Person for the entire fiscal year, the allocation will be prorated.

SECTION 6.03 NO RIGHT TO DISTRIBUTION UPON DISSOCIATION

A Member's dissociation does not entitle the Member to any distribution, regardless of whether the dissociation causes the Company to dissolve.

SECTION 6.04 DISTRIBUTIONS UPON TERMINATION OF THE COMPANY

      (a) At the Termination of the Company, subject to Article XV and after the Company has satisfied or provided for the satisfaction of all the Company's debts and other obligations, if any, the Company's assets will be distributed in cash to the Members and any dissociated Members whose Membership Units have not been previously redeemed as follows:

          (i)  first, in discharge of their respective Capital Interests; and

          (ii) then, in proportion to their Membership Units.

      (b) If the Company lacks sufficient assets to make the distributions described in Section 6.04(a), the Company will make distributions in proportion to the respective Capital Interests of the Members and dissociated Members whose Membership Units have not been previously redeemed.

SECTION 6.05 DISTRIBUTIONS IN KIND; WARRANTS

      (a) Except as provided in Section 6.05(c), no Member has a right to any distribution in any form other than cash.

      (b) The Company may not make a distribution in kind unless:

          (i)    the Member receiving the in-kind distribution consents.

          (ii) all Members receive undivided interests in the same property, or

          (iii) all Members receive, in proportion to their rights to distribution, interests in substantially equivalent property.

      (c) Notwithstanding anything to the contrary contained herein, it is intended that all Warrants to purchase Tower common stock issued to the Company will be distributed to Members, pro rata in accordance with their respective Capital Interests, as promptly as possible.

SECTION 6.06 DISTRIBUTIONS SUBJECT TO SET-OFF BY THE COMPANY

All distributions are subject to set-off by the Company:

      (a) in the case of a Member, for any past-due obligation of the Member to make a contribution to the Company; and

      (b) in the case of a Transferee of Financial Rights, for any past-due obligation owed to the Company by the Member who originally owned the Financial Rights.

                                  ARTICLE VII
                                  TAX MATTERS

SECTION 7.01 TAX CHARACTERIZATION AND RETURNS

      (a) The Members acknowledge that the Company will be treated as a "partnership" for federal and Delaware state income tax purposes. All provisions of this Agreement and the Company's Articles of Organization shall be construed so as to preserve that tax status.

      (b) Within ninety (90) days after the end of each Fiscal Year, the Company will cause to be delivered to each person who was a Member at any time during such Fiscal Year a Form K-1 and such other information, if any, with respect to the Company as may be necessary for the preparation of each Member's federal or state income tax (or information) returns, including a statement showing each Member's share of income, gain or loss, and credits for the

Fiscal Year.

SECTION 7.02 CAPITAL ACCOUNTS

The Company will establish a Capital Account for each Member and will maintain each Account according to the following rules:

     (a) Maintenance. The Company will maintain the Capital Accounts in
         -----------
accordance with Treasury Regulations (S) 1.704-1(b)(2)(iv).

     (b) Liquidation Payments. If the Company liquidates, subject to Article
         --------------------
XV, the Company will make liquidating distributions in accordance with Section 6.04.

     (c) Negative Capital Account and Qualified Income Offset. A Member is not
         ----------------------------------------------------
be liable to fund any deficit in the Member's Capital Account at any time. Notwithstanding any other provision in this Agreement, if a Member unexpectedly receives an adjustment, allocation, or distribution described in Treasury Regulations (S) 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(ii)(2)(d)(5), or 1.704-1
(b)(2)(ii)(d)(6), and the unexpected adjustment, allocation, or distribution results in a deficit balance in the Capital Account for the Member, the Member will be allocated items of income and gain in an amount and manner sufficient to eliminate the deficit balance or the increase in the deficit balance as quickly as possible. It is intended that this subdivision will meet the requirements of a "qualified income offset" as defined in Treasury Regulations (S) 1.704-1
(b)(2)(ii)(d), and this subdivision is to be interpreted and applied consistent with that intention.

     (d) Nonrecourse Deductions. If a Member's Capital Account has a deficit
         ----------------------
balance at any time and the deficit or increase in deficit was caused by the allocation of nonrecourse deductions as defined in Treasury Regulations (S) 1.704-2(b), then beginning in the first taxable year of the Company in which there are nonrecourse deductions or in which the Company makes a distribution of proceeds of a nonrecourse liability that are allocable to an increase in minimum gain as defined in Treasury Regulations (S) 1.704-2(d) and thereafter throughout the full term of the Company, the following rules shall apply:

         (i) Nonrecourse deductions shall be allocated to the Members in a manner that is reasonably consistent with the allocations that have substantial economic effect as defined in Treasury Regulations (S) 1.704-1 or some other significant item attributable to the property securing the nonrecourse liabilities, if applicable; and

         (ii) If there is a net decrease in minimum gain for a taxable year, each Member will be allocated items of Company income and gain for that year equal to that Member's share of the net decrease in minimum gain as defined in Treasury Regulations (S) 1.704-2(g)(2).

SECTION 7.03 ACCOUNTING DECISIONS

The Members will make all decisions as to accounting matters. The Members may cause the Company to make whatever elections the Company may make under the Code, including the election referred to in Section 754 of the Code to adjust the basis of Company assets.

SECTION 1.04 "TAX MATTERS PARTNER"

The Members shall, if necessary, designate a Member to act on behalf of the Company as the "tax matters partner" within the meaning of Section 6231(a)(7) of the Code.

                                 ARTICLE VIII
                       GOVERNANCE: MANAGEMENT BY MEMBERS

SECTION 8.01 MANAGEMENT BY MEMBERS

The Company will be managed by its Members each of whom shall be a Manager of the Company.

SECTION 8.02 OPERATIONAL AUTHORITY OF MEMBERS

     (a) Subject to Article IX and except as provided in Section 8.02(b), the Members, acting as a group, have sole authority to manage the Company and are authorized to take any action, enter into or other any contract, transaction, or make or obtain any commitments on behalf of the Company in order to conduct or further the Company's business. Except for those actions requiring a unanimous vote of the Members pursuant to Section 9.01 hereof, a vote of the majority of the Membership Units shall be required to authorize any act of the Company.

     (b) The Members may delegate to a subcommittee of Members, an individual Member, or an employee of the Company any management responsibility or authority except with respect to those matters described in Article IX which require the unanimous consent of the Members.

SECTION 8.03 MANAGERIAL DUTIES OF MEMBERS

     (a) Each Member must discharge his, her or its managerial duties in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances, and in a manner the Member reasonably believes to be in the best interests of the Company.

     (b) A Member may rely on information received from other persons if that reliance is consistent with the Member's duties under Section 8.08(a)

SECTION 8.04 NONLIABILITY OF MEMBERS FOR ACTS OR OMISSIONS IN THEIR MANAGERIAL
             CAPACITY

To the fullest extent permitted by the Delaware LLC Act, all Members are released from liability for damages and other monetary relief on account of any act, omission, or conduct in the Member's managerial capacity. No amendment or repeal of this Section shall affect any liability or alleged liability of any Member for acts, omissions, or conduct that occurred prior to the amendment or repeal.

SECTION 8.05 NO AUTHORITY OF INDIVIDUAL MEMBERS

Except as authorized under paragraph 8.02(b), no individual Member is an agent of the Company or has the authority to enter into any contracts, or other transactions or make any commitments on behalf of the Company.

                                  ARTICLE IX
                       LIMITATIONS ON MANAGERIAL POWERS

SECTION 9.01 ACTIONS REQUIRING UNANIMOUS CONSENT OF MEMBERS

     (a) The Company shall have no authority or power to take the following actions unless first approved by an act of all of the Members:

         (i)   entering into any Subscription Agreements;

         (ii)  issuance of any additional Membership Units; or

         (iii) amending the Company's Articles of Organization or this Agreement.

SECTION 9.02 OTHER PROVISIONS LIMITING MANAGERIAL AUTHORITY

When some other provision of this Agreement states procedures for taking particular actions or accomplishing specified results, that provision states the sole method for taking that action or accomplishing that result.


                                   ARTICLE X
                      ACTS OF MEMBERS AND MEMBER MEETINGS

SECTION 10.01 ACTS OF MEMBERS

Except to the extent that the Delaware LLC Act, the Articles of Organization of the Company, or this Agreement require otherwise, an Act of the Members consists of either:

     (a) a majority vote of the Membership Units present at a properly called meeting of the Members, when a quorum is present, or

     (b) written action by the Members without a meeting, as provided in Section 10.09.

SECTION 10.02 REQUIRED ANNUAL MEETING

The Members will meet at least annually telephonically or in person. The Company will give notice of this annual meeting to all Members in accordance with
Section 10.04.

SECTION 10.03 SPECIAL MEETINGS

     (a) A special meeting of the Members may be called for any purpose or purposes at any time by one or more Members owning a least ten percent (10%) of the Membership Units of the Company entitled to vote.

     (b) For any special meeting called by any Member, those Members who are demanding the special meeting must give written notice to the Company and all other Members of the Company specifying the purposes of the meeting. Within ten
(10) days after the Company receives a demand under this Section, the Company must hold a special meeting of the Members by telephone or in person.

SECTION 10.04 NOTICE OF MEETINGS

Written notice of each meeting of the Members, stating the date, time, and place and, in the case of a special meeting, the purpose or purposes, must be given to every Member at least ten (10) days and not more than sixty (60) days prior to the meeting. The business transacted at a special meeting of Members is limited to the purposes stated in the notice of the meeting.

SECTION 10.05 LOCATION AND CONDUCT OF THE MEETINGS; ADJOURNMENTS

     (a) Each meeting of the Members will be held at the Company's principal place of business or at some other suitable location as agreed by the Members.

     (b) The Members will select one person to chair each meeting of the Members.

     (c) Any meeting of the Members may be adjourned from time to time to another date and time and, subject to Section 10.05(a), to another place. If at the time of adjournment the person chairing the meeting announces the date, time, and place at which the meeting will be reconvened, it is not necessary to give any further notice of the reconvening.

SECTION 10.06 WAIVER OF NOTICE

     (a) A Member may waive notice of the date, time, place, and purpose or purposes of a meeting of Members. A waiver may be made before, at, or after the meeting, in writing, orally, or by attendance.

     (b) Attendance by a Member at a meeting is a waiver of notice of that meeting unless the Member objects at the beginning of the meeting to the transaction of business because the meeting is not properly called or convened, or objects before a vote on an item of business because the item may not properly be considered at that meeting and does not participate in the consideration of the item at that meeting.

SECTION 10.07 PROXIES

     (a) A Member may cast or authorize the casting of a vote by filing a written appointment of a revocable proxy with the Company at or before the meeting at which the appointment is to be effective. The Member may sign or authorize the written appointment by facsimile, or other means of electronic transmission stating, or submitted with information sufficient to determine, that the Member authorized the transmission. Any copy, facsimile, telecommunication, or other reproduction of the original of either the writing or the transmission may be used in lieu of the original, if it is a complete and legible reproduction of the entire original.

     (b)  A Member may not grant or appoint an irrevocable proxy.

SECTION 10.08 QUORUM

For any meeting of the Members, a quorum consists of a majority of the outstanding Membership Units. If a quorum is present when a property called meeting is convened, the Members present may continue to transact business until adjournment, even though the departure of Members originally present leaves less than the proportion otherwise required for a quorum.

SECTION 10.09 ACTION WITHOUT A MEETING

Any action required or permitted to be taken at a meeting of the Members may be taken without a meeting by written action signed by the Members who own the number of Membership Units equal to the number of Membership Units that, proposed required to take the same action at a meeting of the Members at which all Members were present. The written action is effective when signed by Members owning the required number of Membership Units, unless a different effective time is provided in the written action. When written action is taken by less than all Members, the Company will immediately notify all Members of the action's text and effective date. Failure to provide the notice does not invalidate the written action.

                                  ARTICLE XII
                               REQUIRED RECORDS

SECTION 11.01 CONTENTS AND LOCATION OF REQUIRED RECORDS

The Company will maintain at its principal place of business, or at some other location chosen by the Members, the following records (the "Required Records"):

      1.   a list of all members and the Membership Units owned by each Member:

      2. the original copies of all promissory notes and warrants issued by Tower to the Company; and

      3. such other records as the Company shall decree necessary or appropriate.

SECTION 11.02 ACCESS TO REQUIRED RECORDS

     (a) After giving reasonable advance notice to the Company, any Member may inspect and review the Required Records and may, at the Member's expense, have the Company make copies of any portion or all of the Records.

     (b) Unless the Company agrees otherwise, all Member access to the Required Records must take place during the Company's regular business hours. The Company may impose additional reasonable conditions and restrictions on Members' access to the Required Records, including specifying the amount of advance notice a Member must give and the charges imposed for copying.


                                  ARTICLE XII
                             TRANSFER RESTRICTIONS

SECTION 12.01 FINANCIAL RIGHTS

     (a) A Member may assign its Financial Rights in whole or in part. As to the Company, a Transfer of Financial Rights is effective only when the Company has received notice of the Transfer and has noted the Transfer in the Required Records.

     (b) Any transferee of a Member's Financial Rights derives its rights exclusively through the Member transferor. Any transferee takes the Transfer subject to any claims or offsets the Company has against the Member, regardless of whether those claims or offsets exist at the time of the assignment or arise afterwards. An amendment to this Agreement may change a Member's rights and consequently affect the rights of an transferee, even if the amendment is made after the Transfer.

SECTION 12.02 TRANSFER OF MEMBERSHIP UNITS

Before transferring any Membership Unit to any person, a Member must first obtain the written consent of Members holding a majority of all of the outstanding Membership Units which consent shall not be unreasonably withheld.

                                 ARTICLE XIII
               MEMBER DISSOCIATION: EFFECT ON DISSOCIATED MEMBER

SECTION 13.01 IF DISSOLUTION RESULTS

If the dissociation of a Member results in the dissolution of the Company pursuant to the Delaware LCC Act or hereunder, the Dissociated Member will have the same rights as any Member who has not dissociated, subject to Section 13.03.

SECTION 13.02 IF DISSOLUTION IS AVOIDED

If the dissociation of a Member does not result in the dissolution of the
Company:

     (a) The Dissociated Member shall lose, without compensation, all Governance Rights but will retain the Financial Rights owned before the dissociation;

     (b) Subject to Section 13.04. the Dissociated Member will continue to have, as if no dissociation had occurred,

          (i)   the same right to share in profits and losses under Section
6.01.

          (ii)  the same right to distributions under Article VI, and

          (iii) the same Capital Interest;

as such Member had before the dissociation.

SECTION 13.03 DAMAGES AND SET-OFFS

     (a) No Member has the right to disassociate before the end of the duration of the Company as stated in the Articles of Organization If a Member dissociates before that time and the dissociation results from volitional conduct of the Member that could reasonably be characterized as resignation, retirement, or withdrawal, then the Dissociated Member is liable to the Company for any damages resulting from the wrongful dissociation.

     (b) The Company may set-off any amounts or obligations owed by a Dissociated Member to the Company against any amounts due the dissociated Member, regardless of the cause of a Member's dissociation and regardless of whether the Member's dissociation results in dissolution of the Company.

                                  ARTICLE XIV
                  MEMBER DISSOCIATION: EFFECT ON THE COMPANY

SECTION 14.01 DISSOLUTION AVOIDANCE

A Member's dissociation will not cause the Company to dissolve if:

     (a) more than one Member remains, or, if only one Member remains, within 30 days after the dissociation the Company issues at least one Membership Unit to a new Member, and

     (b) within 60 days after the dissociation, a Majority - in Interest Consent is obtained from the remaining Members to avoid dissolution and to continue the existence and business of the Company.

SECTION 14.02 AGREEMENT TO GIVE DISSOLUTION AVOIDANCE CONSENT

     (a) Subject to Section 14.02(b), within 10 days after the Dissociation of a Member each remaining Member will consent to avoid dissolution and continue the existence and business of the Company.

     (b) No Member shall be required to give dissolution avoidance consent if any indebtedness of Tower to the Company is then in default.

                                  ARTICLE XV
               BUSINESS CONTINUATION IN THE EVENT OF DISSOLUTION

SECTION 15.01 TRIGGERING EVENTS

     (a) Subject only to Sections 14.02(b) and 15.01(b), if the Company dissolves for any reason at any time, the affairs of the Company will be wound up and its legal existence terminated by merging the Company into a Successor LLC, as provided in Section 15.02.

      (b) Section 15.02 will not apply and the Company will be liquidated in accordance with the Delaware LLC Act if:

          (i) within 30 days after the dissolution Members owning a majority of all outstanding Membership Units notify the Company in writing that they object to proceeding under Section 15.02,

          (ii)  only one Member remains, or

          (iii) more than two years have passed since the initial date of this Agreement.

SECTION 15.02 BUSINESS CONTINUITY

     (a) Subject only to Sections 14.02(b) and 15.01(b), as soon as dissolution occurs the Members will:

          (i) organize a Successor LLC to continue the business and operations of the Company as set forth herein,

          (ii) develop a plan of merger that complies with Section 15.02(c) for the Company and the Successor LLC.

          (iii) submit the plan to the Company's Members for approval at a properly called meeting of the Members,

          (iv) cause the Managers of the Successor LLC to approve the plan of merger and submit the plan to the Members of the Successor LLC for approval, and

          (v) cause the Members of the Successor LLC to approve the plan of merger.

     (b) When the plan of merger is presented to the Members for approval, the Members will, subject to Section 15-03,

          (i)   vote to approve the plan and

          (ii) sign any documents that the plan requires them to sign or whose execution is necessary to proper implementation of the plan.

    (c)   The plan of merger must provide that:

          (i) the Successor LLC will be the surviving organization in the merger.

          (ii) all the assets and liabilities of the Company will be transferred to the Successor LLC and the Successor LLC will continue the business of the Company under the same name,

          (iii) all Membership Units of the Members, including all Financial Rights

(whether or not assigned) and all Governance Rights, will be converted into Membership Units in the Successor LLC having substantially identical terms,

          (iv) the Successor LLC will have articles of organization and an operating agreement that are substantially equivalent to the articles of organization and operating agreement in effect for the Company immediately prior to the merger, and

          (v) the rights of any dissociated Members as described in Article XIII will apply against the Successor LLC.

Section 15.03 DISSENTERS' RIGHTS

     (a) Any person who is a Member at the time of dissolution can dissent from the implementation of the business continuation agreement stated in this section by giving written notice to the Company within five (5) days after the Company presents the plan for a vote and by voting against the proposed merger.

          (b) A Member who properly dissents under Section 15.03(a) will be cashed out of the dissolved Company provided that if the Company properly chooses to make installment payments of the cash out amount, the obligation to make those payments will transfer to the Successor LLC as part of the merger contemplated by this article.

                                  ARTICLE XVI
                                INDEMNIFICATION

SECTION 16.01 DEFINITIONS

For purposes of this article, the terms defined in this section have the meanings given them.

          (a) "Company" includes any domestic or foreign company that was the predecessor of this Company in a merger or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

          (b) "Official Capacity" means (i) with respect to a manager, the position of manager in the Company, (ii) with respect to a Person other than a manager, the elective or appointive office or position held by an officer, member of a committee of the Management Committee, if any, or the efforts undertaken by a Member of the Company who acts on behalf of and at the request of the Company, or the employment or agency relationship undertaken by an employee or agent of the Company, and (iii) with respect to a manager, Member, officer, employee, or agent of the Company who, while a manager, Member, officer, employee, or agent of the Company, is or was serving at the request of the Company or whose duties in that position involve or involved service as a manager, Member, officer, partner, trustee, or agent of another organization or employee benefit plan, the position of that person as a manager, Member, officer, partner, trustee, employee, or agent, as the case may be, of the other organization or employee benefit plan.

     (c) "Proceeding" means a threatened, pending, or completed civil, criminal, administrative, arbitration, or investigative proceeding, including a proceeding by or in the right of the Company.

     (d) "Special Legal Counsel" means counsel who has not represented the Company or a related company, or a manager, Member, officer, member of a committee of the Management Committee, if any, employee, or agent whose indemnification is in issue.

SECTION 16.02 MANDATORY INDEMNIFICATION; STANDARD

     (a) The Company will indemnify a Person made or threatened to be made a party to a proceeding by reason of the former or present Official Capacity of the Person against judgments, penalties, fines, including, without limitation, excise taxes assessed against the Person with respect to an employee benefit plan, settlements, and reasonable expenses, including attorney fees and disbursements, incurred by the Person in connection with the proceeding, if, with respect to the acts or omissions of the Person complained of in the proceeding, the Person:

          (i) has not been indemnified by another organization or employee benefit plan for the same judgments, penalties, fines, including, without limitation, excise taxes assessed against the Person with respect to an employee benefit plan, settlements, and reasonable expenses, including attorney fees and disbursements, incurred by the Person in connection with the proceeding with respect to the same act or omissions;

          (ii)  acted in good faith;

          (iii) received no improper personal benefit; and

          (iv) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and

          (v) in the case of acts or omissions occurring in such Person's Official Capacity, reasonably believed that the conduct was in the best interests of the Company.

     (b) The termination of a proceeding by judgment, order, settlement, or conviction or upon a plea of nolo contendere or its equivalent does not, of itself, establish that the Person did not meet the criteria set forth in this
Section 16.02.

SECTION 16.03 ADVANCES

If a Person is made or threatened to be made a party to a proceeding, the Person is entitled, upon written request to the Company, to payment or reimbursement by the Company of reasonable expenses, including attorney fees and disbursements, incurred by the Person in advance of the final disposition of the proceeding,

     (a) upon receipt by the Company of a written affirmation by the Person of a good faith belief that the criteria for indemnification set forth in
Section 16.02 have been satisfied and a written undertaking by the Person to repay all amounts so paid or reimbursed by the Company, if it is ultimately determined that the criteria for indemnification have not been satisfied, and

     (b) after a determination that the facts then known to those making the determination would not preclude indemnification under this article.

The written undertaking required by paragraph (a) above is an unlimited general obligation of the Person making it, but need not be secured and will be accepted without reference to financial ability to make the repayment.

SECTION 16.04 DETERMINATION OF Eligibility

     (a) All determinations as to whether indemnification of a Person is required because the criteria stated in Section 16.02 have been satisfied and as to whether a Person is entitled to payment or reimbursement of expenses in advance of the final disposition of a proceeding as provided in Section 16.03 will be made:

          (i) by an Act of the Members provided that Members who are at the time parties to the proceeding shall not be counted for determining either a majority or the presence of a quorum;

          (ii) if a determination is not made under clause (i), then by Special Legal Counsel, selected by the Members;

          (iii) if an adverse determination is made under clauses (i) or (ii) or under paragraph (b), or if no determination is made under clauses (i) through
(ii) or under paragraph (b) within sixty (60) days after the termination of a proceeding or after a request for an advance of expenses, as the case may be, by a court in Delaware, which may be the same court in which the proceeding involving the Person's liability is taking or has taken place, upon application of the Person and any notice the court requires.

     (b) With respect to a Person who is not, and was not at the time of the acts or omissions complained of in the proceedings, a manager, officer, or Person possessing, directly or indirectly, the power to direct or cause the direction of the management or policies of the Company, the determination whether indemnification of this Person is required because the criteria set forth in Section 16.02 have been notified and whether this Person is entitled to payment or reimbursement of expenses in advance of the final disposition of a proceeding as provided in Section 16.03 shall be made by an Act of the Members.


                                 ARTICLE XVII
                              REMEDIES FOR BREACH

SECTION 17.01 SPECIFIC ENFORCEMENT

All breaches of this Agreement are subject to specific enforcement, without prejudice to the right to seek damages or other remedies.

SECTION 17.02 ATTORNEY FEES AND OTHER LITIGATION EXPENSES

If the Company resorts to litigation to remedy a breach of this Agreement by a Member or former Member and the Company prevails in the litigation, in addition to any other remedies available to the Company under this Agreement or by law the Company may collect its reasonable attorney fees and other costs and expenses of litigation.

                                 ARTICLE XVIII
                                 MISCELLANEOUS

SECTION 18.01 GOVERNING LAW

This Agreement, and any question, dispute, or other matter related to or arising from this Agreement, will be governed by the laws of the State of Delaware.

SECTION 18.02 BINDING EFFECT

This Agreement binds all Members and their respective distributees, heirs, successors and assigns and any other Person claiming a right or benefit under or covered by this Agreement.

SECTION 18.03 SEVERABILITY

If any provision of this Agreement is held to be illegal, invalid, or unenforceable.

     (a) that provision will be fully severable and this Agreement will be construed and enforced as if the illegal, invalid, or unenforceable provision had never been part of this Agreement

     (b) the remaining provisions of this Agreement will remain in full force and will not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement; and

     (c) in the place of the illegal, invalid, or unenforceable provision, there will be added automatically to this Agreement a legal, valid, and enforceable provision that is as similar to the illegal, invalid, or unenforceable provision as possible.

SECTION 18.04 MULTIPLE COUNTERPARTS

This Agreement may be executed in several counterparts, each of which will be considered an original and all of which will constitute one and the same document. Proving the execution and contents of this document against a party may be done by producing any copy of this Agreement signed by that party.

SECTION 18.05 ADDITIONAL DOCUMENTS AND ACTS

Each Member agrees to execute and deliver whatever additional documents and to perform such additional acts as may be necessary or appropriate to effectuate and perform all of the terms, provisions, and conditions of this Agreement and the transactions contemplated by this Agreement.

SECTION 18.06 NOTICES

Any notice to be given hereunder must be in writing and will be considered to have been given when delivered to the address specified in the Company's Required Records.

SECTION 18.07 AGREEMENT CONCERNING SUBORDINATION

The parties hereto agree that the Company shall enter into a partial subordination agreement (the "Subordination Agreement") with ____________ ("Heller") providing that $2 million of the indebtedness owed to the Company by Tower shall be subordinated to certain loans made by Heller to Tower. A copy of the Subordination Agreement has been provided to all parties hereto. Notwithstanding anything to the contrary contained herein or in the Articles of Organization of the Company or the Default Rules, the parties agree that while the Subordination Agreement remains in effect, Morris K. Nachtomi and Terry V. Hallcom, both of whom are Members of the Company, shall receive no distributions of any kind from the Company, and all repayments of the indebtedness of Tower to the Company, and all interest payments thereon, received by the Company shall be allocated and distributed solely to the other Members of the Company, pro rata in accordance with their respective Membership Units in the Company until such time as such other Members have received an amount equal to their original contribution to the Company and interest thereon at the rate of 12% per annum (15% per annum from and after the date of any default by Tower on any indebtedness to the Company) from the date such contribution was made. After all Members other than Messrs. Nachtomi and Hallcom have received such amount, any additional cash payments received by the Company from Tower on account of the repayment of indebtedness of Tower to the Company, and interest thereon, shall be allocated and distributed

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

solely to Messrs. Nachtomi and Hallcom, pro rata in accordance with the Membership Units held by Mr. Nachtomi and Mr. Hallcom.



ACCEPTED AND AGREED TO BY:


FUNDING ENTERPRISES LLC

By:_____________________________________
Title:

________________________________________
Morris K. Nachtomi, Member


________________________________________
Terry V. Hallcom, Member


VBG Capital Inc., Member

By:_____________________________________
Title:

Althea Limited Partnership, Member


By:________________________________
Title: General Partner

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